As filed with the Securities and Exchange Commission on February 26, 1999

                      Registration Nos. 33-73140; 811-8220


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N1-A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. ____

                         Post-Effective Amendment No. 13


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 14


                             NORTHSTAR GALAXY TRUST
         ---------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


                  300 First Stamford Place, Stamford, CT 06902
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                  (203)602-7881
                     --------------------------------------
                         (Registrant's telephone number)

                                 Mark L. Lipson
                 c/o Northstar Investment Management Corporation
                  300 First Stamford Place, Stamford, CT 06902
              -----------------------------------------------------
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:


                 on [date] pursuant to paragraph (b)
        - - -


                 60 days after filing pursuant to paragraph (a)(1)
        - - -


          X       on April 30, 1999 pursuant to paragraph (a)(1)
        - - -


                 75 days after filing pursuant to paragraph (a)(2)
        - - -

                 on [date] pursuant to paragraph (a)(2) of Rule 485.
        - - -

If appropriate, check the following box:

                 this post-effective amendment designates a new effective
        - - -    date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                                    NORTHSTAR
                                  GALAXY TRUST
                                   PROSPECTUS
                                 April 30, 1999

                                [GRAPHIC OMITTED]

This prospectus contains important information about investing in the Northstar Galaxy Trust Portfolios. In this prospectus, we have divided our portfolios into two categories: GROWTH PORTFOLIOS: the Northstar Emerging Growth Portfolio, Northstar Growth + Value Portfolio, Northstar International Value Portfolio and Northstar Research Enhanced Index Portfolio; and INCOME PORTFOLIOS: the Northstar High Yield Bond Portfolio. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency, is affected by market fluctuations -- there is no guarantee that the portfolios will achieve their objectives. As with all portfolios, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                                          WHAT'S
                                                                          INSIDE

--------------------------------------------------------------------------------

[CLIPART] OBJECTIVE

[CLIPART] INVESTMENT
          STRATEGY

[CLIPART] WHAT
          YOU PAY
          TO INVEST

[CLIPART] RISKS

[CLIPART] HOW THE
          PORTFOLIO HAS
          PERFORMED

These pages contain a description of each of our portfolios including its objective, investment strategy, risks and portfolio manager.

You'll also find:

What you pay to invest. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a portfolio.

How the portfolio has performed.

A chart that shows the portfolio's financial performance since inception.


An introduction to the
Northstar Galaxy Trust Portfolios                                              1

Northstar Growth Portfolios

Emerging Growth Portfolio                                                      2

Growth + Value Portfolio                                                       4

International Value Portfolio                                                  6

Research Enhanced Index Portfolio                                              8

Northstar Income Portfolios

High Yield Bond Portfolio                                                     10

Meet the portfolio managers                                                   12

Information for investors                                                     20

Portfolio earnings and your taxes                                             21

Financial highlights                                                          23

Where to go for more information                                      back cover

                                                                 INTRODUCTION TO
                                                            THE NORTHSTAR GALAXY
                                                                TRUST PORTFOLIOS

--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. The Northstar Galaxy Trust Portfolios have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our portfolios. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[CLIPART]

If you have any questions about the Northstar Galaxy Trust Portfolios or about choosing suitable investments, please contact your financial representative or call us at 1-800-595-7827.

This prospectus is designed to help you make informed decisions about the investments available under your variable annuity contract or variable life insurance policy. You'll find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

In order to make it easy for you to find what you're looking for, we have divided the Northstar Galaxy Trust Portfolios into two categories:

GROWTH PORTFOLIOS

   Our Growth Portfolios focus on long-term growth by investing primarily in equities.

   They will suit you if you:

   o are investing for the long-term - at least several years

   o are willing to accept higher risk in exchange for long-term growth.

INCOME PORTFOLIOS

   Our Income Portfolio offers regular income, but takes higher risks to attain higher returns.

   It will suit you if you:

   o want a regular stream of income

   o want greater growth potential than a money market fund

   o are willing to accept more risk than a money market fund.

--------------------------------------------------------------------------------
Year 2000 update: Northstar, the Sub-Advisers, Administrator and other service providers are taking steps to address any year 2000-related computer problems. However, as with all companies that rely on computer systems to process date-related information, there is some risk that these problems could disrupt the fund's operations and/or the financial markets generally. There is also the risk that a fund's performance may be adversely affected if the value of its portfolio holdings decreases due to year 2000-related computer problems.
--------------------------------------------------------------------------------

NORTHSTAR                                                      Portfolio manager
EMERGING GROWTH                                                Mary Lisanti
PORTFOLIO

--------------------------------------------------------------------------------

OBJECTIVE [CLIPART]

This portfolio seeks long-term capital appreciation by investing in a diversified portfolio of equity securities.

INVESTMENT [CLIPART]
STRATEGY

The portfolio invests primarily in the common stock of smaller, lesser-known U.S. companies that the portfolio manager feels have above average prospects for growth. Smaller companies are companies with market capitalizations that fall within the range of companies in the Russell 2000 Index. The market capitalization range will change as the range of the companies included in the Russell 2000 changes.

The portfolio manager uses a disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a thematic approach in structuring the portfolio and a sell discipline. Themes attempt to articulate the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and provide a framework for identifying the industries and companies expected to benefit most. This top down approach is combined with rigorous fundamental research (a bottoms up approach) to guide stock selection and portfolio structure.

In periods of unusual market conditions, the portfolio may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the portfolio may not achieve its objective.

--------------------------------------------------------------------------------

WHAT YOU PAY [CLIPART]
TO INVEST

The table to the right shows operating expenses paid each year by the portfolio. The table does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. You'll find details about these expenses and charges in the accompanying prospectus.

Operating expenses paid each year by the portfolio
(as a % of average net assets)

--------------------------------------------------------------------------------
Management fee(1)(2)                        %                               0.75
--------------------------------------------------------------------------------
Other expenses(2)                           %                               0.39
--------------------------------------------------------------------------------
Total portfolio operating expenses(2)       %                               1.14

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the portfolio earned an average annual return of 5%, and annual operating expenses remained at the estimated level. Keep in mind that this is only an example - actual expenses and performance may vary.

                                 Year 1       Year 3        Year 5       Year 10
--------------------------------------------------------------------------------
                          $       116          362           628          1,386
--------------------------------------------------------------------------------

----------
(1) This is the maximum management fee. The actual fee charged reduces with asset size: 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% on assets over $1 billion.

(2) The adviser and administrator have agreed to waive or reimburse fees. These figures are before the adviser reimbursed certain expenses. After reimbursement, other expenses would have been 0.07%; and total portfolio operating expenses would have been 0.82%.


2  Northstar Emerging Growth Portfolio

                                                                       NORTHSTAR
                                                                        EMERGING
                                                                GROWTH PORTFOLIO

--------------------------------------------------------------------------------

RISKS [CLIPART]

All portfolios involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

Every portfolio is affected by the economy and by the investment decisions portfolio managers make. Because it invests in equities of small and mid-sized companies, this portfolio may offer the potential for higher returns, but its performance may also go up or down rapidly depending on market conditions.

The portfolio's investments in smaller companies may be subject to more abrupt or erratic movements in price because:

o   the securities of smaller companies are traded in lower volume

o smaller companies are more likely to experience changes in earnings and growth prospects than the securities of larger, more established companies

o the value of the securities depends on the success of products or technologies that are in a relatively early stage of development and that may not have been tested.

The portfolio trades securities actively. This may generate taxable capital gains, and generally increases trading costs, which can lower performance.

--------------------------------------------------------------------------------

HOW THE [CLIPART]
PORTFOLIO
HAS
PERFORMED

The bar chart below shows you how the portfolio's performance has varied from year to year since inception, while the table below compares the portfolio's long-term performance with the Russell 2000 Index. This information may help provide an indication of the portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. Looking at how a portfolio has performed in the past is important - but it's no guarantee of how it will perform in the future.

Year by year total return (%)(1)

[The following information was depicted as a bar chart in the printed material]

                          1995     1996     1997    1998
                          ----     ----     ----    ----
                          21.39    13.61    15.82   17.30

Best and worst quarterly performance during this period:

4th quarter 1998:  up 22.61%
3rd quarter 1998:  down 8.12%
Average annual total return
                                                                         Russell
                                                                          2000
                                              Portfolio                 Index(2)
--------------------------------------------------------------------------------
One year, ended
December 31, 1998                   %           17.30                     (2.54)
--------------------------------------------------------------------------------
Since inception(3)                  %           14.89                     13.30
--------------------------------------------------------------------------------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The Russell 2000 Index measures the performance of securities of small companies.

(3) The portfolio commenced operations on May 6, 1994.

                [CLIPART] If you have any questions, please call 1-800-595-7827.


                                         Northstar Emerging Growth Portfolio   3

NORTHSTAR                                                      Portfolio manager
GROWTH +                                                       Louis Navellier
VALUE PORTFOLIO

--------------------------------------------------------------------------------

OBJECTIVE [CLIPART]

This portfolio seeks capital appreciation by investing in a diversified portfolio of equity securities.

INVESTMENT
STRATEGY [CLIPART]

The portfolio invests primarily in companies the portfolio manager identifies as either growth or value companies through quantitative analysis.

Growth companies have above average earnings or sales growth and higher price to earnings ratios. Value companies are temporarily undervalued or out of favor, and tend to have lower price to book ratios relative to price and higher returns on equity. The percentage of portfolio assets allocated to the two different kinds of companies varies depending on the portfolio manager's assessment of economic conditions and investment opportunities.

Under normal market conditions, the portfolio invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. The portfolio also holds preferred stocks and convertible securities. It may invest up to 20% of its net assets in foreign issuers, but only 10% can be in securities that are not listed on a U.S. securities exchange.

In periods of unusual market conditions, the portfolio may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the portfolio may not achieve its objective.

--------------------------------------------------------------------------------

WHAT YOU PAY [CLIPART]
TO INVEST

The table to the right shows operating expenses paid each year by the portfolio. The table does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. You'll find details about these expenses and charges in the accompanying prospectus.

Operating expenses paid each year by the portfolio
(as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(1)(2)                        %                               0.75
--------------------------------------------------------------------------------
Other expenses(2)                           %                               0.27
--------------------------------------------------------------------------------
Total portfolio operating expenses(2)       %                               1.02

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the portfolio earned an average annual return of 5%, and annual operating expenses remained at the estimated level. Keep in mind that this is only an example - actual expenses and performance may vary.

                                  Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $  104          325          563          1,248
--------------------------------------------------------------------------------

----------
(1) This is the maximum management fee. The actual fee charged reduces with asset size: 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% on assets over $1 billion.

(2) The adviser and administrator have agreed to waive or reimburse fees. These figures are before the adviser reimbursed certain expenses. After reimbursement, other expenses would have been 0.05%; and total portfolio operating expenses would have been 0.80%.


4 Northstar Growth + Value Portfolio

                                                                       NORTHSTAR
                                                                        GROWTH +
                                                                 VALUE PORTFOLIO

--------------------------------------------------------------------------------

RISKS [CLIPART]

All portfolios involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

Every portfolio is affected by the economy and by the investment decisions portfolio managers make. Because it invests in equities, this portfolio's performance may go up or down rapidly depending on market conditions.

This portfolio's performance will also be affected if the portfolio manager makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.

Although the manager invests in value companies to decrease volatility, these investments may also lower the portfolio's performance.

The portfolio's investments in smaller companies may be subject to more abrupt or erratic movements in price because:

o   the securities of smaller companies are traded in lower volume

o smaller companies are more likely to experience changes in earnings and growth prospects than the securities of larger, more established companies

o the value of the securities depends on the success of products or technologies that are in a relatively early stage of development and that may not have been tested.

--------------------------------------------------------------------------------

HOW THE [CLIPART]
PORTFOLIO HAS
PERFORMED

The bar chart below shows you how the portfolio's performance has varied from year to year since inception, while the table below compares the portfolio's long-term performance with the Russell 2000 Index. This information may help provide an indication of the portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. Looking at how a portfolio has performed in the past is important - but it's no guarantee of how it will perform in the future.

Year by year total return (%)(1)

[The following information was depicted as a bar chart in the printed material]

                       1995     1996     1997    1998
                       ----     ----     ----    ----
                       24.78    22.99    14.65   19.32

Best and worst quarterly performance during this period:

4th quarter 1998: up 29.86%
3rd quarter 1998: down 17.04%

Average annual total return
                                                                        Russell
                                                                         2000
                                             Portfolio                  Index(2)
--------------------------------------------------------------------------------
One year, ended
December 31, 1998                   %          19.32                     (2.54)
--------------------------------------------------------------------------------
Since inception(3)                  %          18.12                     13.30
--------------------------------------------------------------------------------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(3) The portfolio commenced operations on May 6, 1994.

                [CLIPART] If you have any questions, please call 1-800-595-7827.


                                           Northstar Growth + Value Portfolio  5

NORTHSTAR                                                     Portfolio managers
INTERNATIONAL                                                 Charles Brandes
VALUE PORTFOLIO                                               Jeff Busby

--------------------------------------------------------------------------------

OBJECTIVE [CLIPART]

This portfolio seeks long-term capital appreciation.

INVESTMENT [CLIPART]
STRATEGY

The portfolio invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of "value investing" by seeking stocks that their research indicates are priced below their long-term value. This gives the portfolio both a possible margin of safety against price declines and an opportunity for profit.

The portfolio holds common stocks, preferred stocks, American, European and Global depository receipts, as well as convertible securities.

Under normal circumstances, the portfolio will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., located in Western Europe, North and South America, Australia, Asia and other regions. The portfolio may invest up to the greater of:

o   20% of its assets in any one country or industry, or,

o 150% of the weighting of the country or industry in the MSCI EAFE Index, as long as the portfolio meets any industry concentration or diversification requirements under the Investment Company Act.

In periods of unusual market conditions, the portfolio may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the portfolio may not achieve its objective.

--------------------------------------------------------------------------------

WHAT YOU PAY [CLIPART]
TO INVEST

The table to the right shows operating expenses paid each year by the portfolio. The table does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. You'll find details about these expenses and charges in the accompanying prospectus.

Operating expenses paid each year by the portfolio
(as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(1)                           %                               1.00
--------------------------------------------------------------------------------
Other expenses(1)                           %                               0.68
--------------------------------------------------------------------------------
Total portfolio operating expenses(1)       %                               1.68

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the portfolio earned an average annual return of 5%, and annual operating expenses remained at the estimated level. Keep in mind that this is only an example - actual expenses and performance may vary.

                                 Year 1      Year 3      Year 5        Year 10
--------------------------------------------------------------------------------
                         $        171         530         913           1,987
--------------------------------------------------------------------------------

----------
(1) The adviser and administrator have agreed to waive or reimburse fees. These figures are before the adviser reimbursed certain expenses. After reimbursement, management fees and other expenses would have been 0.84% and 0.00% respectively; and total portfolio operating expenses would have been 0.84%.


6  Northstar International Value Portfolio

                                                                       NORTHSTAR
                                                                   INTERNATIONAL
                                                                 VALUE PORTFOLIO

--------------------------------------------------------------------------------

RISKS [CLIPART]

All portfolios involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

Every portfolio is affected by the economy and by the investment decisions portfolio managers make. Because it invests in equities of foreign companies, this portfolio offers international diversification, but its performance may also go up or down rapidly depending on global or foreign market conditions.

Foreign investments can also be affected by:

o   adverse political, social or economic developments in foreign countries

o   unfavorable currency exchange rates

o   a lack of liquidity in foreign markets

o inadequate or inaccurate information about foreign companies h o accounting, auditing and/or financial reporting standards that are different from those in the United States.

The portfolio's investments in smaller companies may be subject to more abrupt or erratic movements in price because:

o   the securities of smaller companies are traded in lower volume

o smaller companies are more likely to experience changes in earnings and growth prospects than the securities of larger, more established companies

o the value of the securities depends on the success of products or technologies that are in a relatively early stage of development and that may not have been tested.

The portfolio does not currently intend to make use of any derivatives, including transactions in currency forwards for hedging purposes.

--------------------------------------------------------------------------------

HOW THE   [CLIPART]
PORTFOLIO HAS
PERFORMED

The bar chart below shows you how the portfolio's performance has varied from year to year since inception, while the table below compares the portfolio's long-term performance with the MSCI EAFE Index. This information may help provide an indication of the portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. Looking at how a portfolio has performed in the past is important - but it's no guarantee of how it will perform in the future.

Year by year total return (%)(1)

[The following information was depicted as a bar chart in the printed material]

                                  1998
                                  ----
                                  16.93

Best and worst quarterly performance during this period:

4th quarter 1998: up 18.80%
3rd quarter 1998: down 14.03%

Average annual total return
                                                                          MSCI
                                                                          EAFE
                                              Portfolio                 Index(2)
--------------------------------------------------------------------------------
One year, ended
December 31, 1998                  %           16.93                     20.00
--------------------------------------------------------------------------------
Since inception(3)                 %           12.85                     5.70
--------------------------------------------------------------------------------

----------
(1) These figures are as of December 31, 1998. They do not reflect sales charges and would be lower if they did.

(2) The Morgan Stanley Capital International European Australasian Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(3) The portfolio commenced operations on August 8, 1997.


                [CLIPART] If you have any questions, please call 1-800-595-7827.


                                      Northstar International Value Portfolio  7

NORTHSTAR                                                     Portfolio managers
RESEARCH ENHANCED INDEX                                       Timothy Devlin
PORTFOLIO                                                     James Wiess

--------------------------------------------------------------------------------

OBJECTIVE [CLIPART]

The portfolio seeks capital appreciation.

INVESTMENT [CLIPART]
STRATEGY

The portfolio invests primarily in companies that make up the S&P 500 Index. Based on extensive research regarding projected company earnings and dividends, a valuation model ranks companies in each industry group according to their relative value. Using this valuation model, the portfolio managers select stocks for the portfolio. Within each industry, the portfolio modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Industry by industry, the portfolio's assets are invested so that the portfolio's industry sector allocations and market cap weightings closely parallel those of the S&P 500.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other characteristics of that index, the portfolio seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Under normal market conditions, the portfolio invests at least 80% of its total assets in common stocks included in the S&P 500. It may also invest in other common stocks not included in the S&P 500. The portfolio may also invest in certain higher-risk investments, including derivatives (generally these investments will be limited to S&P 500 options).

In periods of unusual market conditions, the portfolio may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the portfolio may not achieve its objective.

--------------------------------------------------------------------------------

WHAT YOU PAY [CLIPART]
TO INVEST

The table to the right shows operating expenses paid each year by the portfolio. The table does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. You'll find details about these expenses and charges in the accompanying prospectus.

Operating expenses paid each year by the portfolio
(as a % of average net assets)

--------------------------------------------------------------------------------
Management fee(1)(2)                         %                              0.75
--------------------------------------------------------------------------------
Other expenses(2)                            %                              0.54
--------------------------------------------------------------------------------
Total portfolio operating expenses(2)        %                              1.29

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the portfolio earned an average annual return of 5%, and annual operating expenses remained at the estimated level. Keep in mind that this is only an example - actual expenses and performance may vary.

                           Year 1         Year 3         Year 5          Year 10
--------------------------------------------------------------------------------
                        $   131            409            708             1,556
--------------------------------------------------------------------------------

----------
(1) This is the maximum management fee. The actual fee charged reduces with asset size: 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% on assets over $1 billion.

(2) The adviser and administrator have agreed to waive or reimburse fees. These figures are before the adviser reimbursed certain expenses. After reimbursement, other expenses would have been 0.15%; and total portfolio operating expenses would have been 0.90%.


8  Northstar Research Enhanced Index Portfolio

                                                                       NORTHSTAR
                                                         RESEARCH ENHANCED INDEX
                                                                       PORTFOLIO

--------------------------------------------------------------------------------

RISKS  [CLIPART]

All portfolios involve risk -- some more than others -- and there's always the chance that you could lose money or not earn as much as you hope.

Every portfolio is affected by the economy and by the investment decisions portfolio managers make. Because it invests in equities, this portfolio may offer the potential for higher returns, but its performance may also go up or down rapidly depending on market conditions.

The portfolio managers try to remain fully invested in companies included in the S&P 500, and generally do not change this strategy even temporarily, which could make the portfolio more susceptible to poor market conditions. In addition, the portfolio managers' use of derivative instruments may not be successful, and may lower portfolio performance or prevent the portfolio from earning higher returns.

--------------------------------------------------------------------------------

HOW THE [CLIPART]
PORTFOLIO HAS
PERFORMED

Effective April 30, 1999 the portfolio changed its investment objective and strategies to be managed as a large cap equity portfolio. Previously the portfolio was managed as a bond portfolio. As a result, the portfolio has no performance history in pursuit of its current investment objective.


                [CLIPART] If you have any questions, please call 1-800-595-7827.


                                 Northstar Research Enhanced Index Portfolio   9

NORTHSTAR                                                      Portfolio manager
HIGH YIELD                                                     Jeffrey Aurigemma
BOND PORTFOLIO                                                 Thomas Ole Dial

--------------------------------------------------------------------------------

OBJECTIVE [CLIPART]

This portfolio seeks high income and capital appreciation.

INVESTMENT [CLIPART]
STRATEGY

The portfolio invests primarily in higher-yielding, lower-rated bonds (junk bonds) to achieve high current income with potential for capital growth.

Under normal market conditions, the portfolio invests at least 65% of its total assets in high-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers. It may also invest up to 35% of its total assets in securities denominated in foreign currencies. No more than 50% of its assets can be in securities of foreign issuers, including 35% in emerging market debt. Most of the debt securities the portfolio invests in are lower-rated and considered speculative, including bonds in the lowest rating categories and unrated bonds. It can invest up to 10%, and can hold up to 25% of its assets in securities rated below Caa by Moody's or CCC by S&P. It also holds debt securities that pay fixed, floating or adjustable interest rates and may hold pay-in-kind securities and discount obligations, including zero coupon securities.

The portfolio may also invest in equity or equity-related securities, such as common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments.

In periods of unusual market conditions, the portfolio may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the fund may not achieve its objective.

--------------------------------------------------------------------------------

WHAT YOU PAY [CLIPART]
TO INVEST

The table to the right shows operating expenses paid each year by the portfolio. The table does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. You'll find details about these expenses and charges in the accompanying prospectus.

Operating expenses paid each year by the portfolio
(as a % of average net assets)

--------------------------------------------------------------------------------
Management fee(1)(2)                        %                               0.75
--------------------------------------------------------------------------------
Other expenses(2)                           %                               0.48
--------------------------------------------------------------------------------
Total portfolio operating expenses(2)       %                               1.23

Example

Here's an example of what you would pay in expenses if you invested $10,000, reinvested all your dividends, the portfolio earned an average annual return of 5%, and annual operating expenses remained at the estimated level. Keep in mind that this is only an example - actual expenses and performance may vary.

                       Year 1          Year 3         Year 5          Year 10
--------------------------------------------------------------------------------
                   $    125             390            676             1,489

----------
(1) This is the maximum management fee. The actual fee charged reduces with asset size: 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% on assets over $1 billion.

(2) The adviser and administrator have agreed to waive or reimburse fees. These figures are before the adviser reimbursed certain expenses. After reimbursement, other expenses would have been 0.05%; and total portfolio operating expenses would have been 0.80%.


10  Northstar Research Enhanced Index Portfolio

                                                                       NORTHSTAR
                                                                      HIGH YIELD
                                                                  BOND PORTFOLIO

--------------------------------------------------------------------------------

RISKS [CLIPART]

All portfolios involve risk - some more than others - and there's always the chance that you could lose money or not earn as much as you hope.

Every portfolio is affected by the economy and by the investment decisions portfolio managers make. Because it invests in high-yield securities, this portfolio may offer the potential for higher returns, but its performance may also go up or down depending on market conditions.

This portfolios performance is significantly affected by changes in interest rates. When interest rates increase, the value of the portfolios debt securities
- particularly those with longer durations - will go down. The value of the portfolio high-yield securities are particularly sensitive to changes in interest rates, and there is a higher risk that the company that issued the security may not be able to meet its financial obligations, or that there won't a market to sell the security at a reasonable price.

This portfolio's performance will also be affected if the portfolio managers make an inaccurate assessment of economic conditions and investment opportunities, and chooses a company that, for example, declares bankruptcy and is no longer able to make interest or principal payments.

Foreign investments can also be affected by the following:

o   adverse political, social or economic developments in foreign countries

o   unfavorable currency exchange rates

o   a lack of liquidity in foreign markets

o   inadequate or inaccurate information about foreign companies

o accounting, auditing and/or financial reporting standards that are different from those in the United States.

Investments in emerging markets are affected by additional risks:

o developing countries have less mature economic structures and political systems than those developed countries

o they may have high inflation and rapidly changing interest and currency exchange rates.

--------------------------------------------------------------------------------

HOW THE [CLIPART]
PORTFOLIO
HAS PERFORMED

The bar chart below shows you how the portfolio's performance has varied from year to year since inception, while the table below compares the portfolio's long-term performance with the Lehman High Yield Bond Index. This information may help provide an indication of the portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. Looking at how a portfolio has performed in the past is important - but it's no guarantee of how it will perform in the future.

Year by year total return (%)(1)

[The following information was depicted as a bar chart in the printed material]

                  1995     1996     1997    1998
                  ----     ----     ----    ----
                  18.55    15.75    9.00    (0.12)

Best and worst quarterly performance during this period:

1st quarter 1995: up 5.26%
3rd quarter 1998: down 7.97%

Average annual total return
                                                                       Lehman
                                                                     High Yield
                                                                        Bond
                                              Portfolio                Index(2)
--------------------------------------------------------------------------------
One year, ended
December 31, 1998                   %          (0.12)                    1.87
--------------------------------------------------------------------------------
Since inception(3)                  %           8.77                     9.67

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The Lehman Brothers High Yield Bond Index measures the performance of fixed-income securities that are similar, but not identical, to those in the portfolio.

(3) The portfolio commenced operations on May 6, 1994.

                [CLIPART] If you have any questions, please call 1-800-595-7827.


                                         Northstar High Yield Bond Portfolio  11

MEET THE
PORTFOLIO
MANAGERS

--------------------------------------------------------------------------------

Jeffrey Aurigemma

Jeffrey Aurigemma has co-managed the Northstar Galaxy Trust High Yield Bond Portfolio and managed the Northstar High Yield Fund since May 1997 and co-managed the Northstar High Total Return Fund II and the Northstar High Total Return Fund since March 1998. He joined Northstar in October 1993.

Mr. Aurigemma has over nine years of experience in the management of high-yield fixed-income investments. From October 1993 through May 1997 he was a Senior Credit Analyst for the Northstar High Total Return Fund. Before joining Northstar, he was a Senior Analyst - Fixed Income for National Securities & Research Corporation.

Charles Brandes

Charles Brandes has co-managed the Northstar Galaxy Trust International Value Portfolio since the portfolio was formed in August 1997 and co-managed the Northstar International Value Fund and the Northstar Emerging Markets Value Fund since the funds were formed in March 1995 and January 1998, respectively. Mr. Brandes has over 31 years of investment management experience. He founded the general partner of Brandes Investment Partners, L.P. in 1974 and owns a controlling interest in it. At Brandes Investment Partners, L.P., he serves as a Managing Partner. He is a Chartered Financial Analyst and a Member of the Association for Investment Management and Research.

Charles Brandes and Jeff Busby structure the portfolio of the Northstar International Value Fund from a buy list determined by an investment committee of Brandes.

Jeff Busby

Jeff Busby has co-managed Northstar Galaxy Trust International Value Portfolio since the portfolio was formed in August 1997 and co-managed the Northstar International Value Fund since the fund was formed in March 1995. Mr. Busby has over 13 years of investment management experience. At Brandes Investment Partners, L.P., he serves as a Managing Partner. He is also responsible for overseeing all trading activities for the firm. He is a Chartered Financial Analyst, and a Member of the Association for Investment Management and Research and the Financial Analysts Society.

Timothy Devlin

Timothy Devlin has co-managed the Northstar Galaxy Trust Research Enhanced Index Portfolio since April 1999 and co-managed the Northstar Research Enhanced Index Fund since the fund was formed in December 1998. At J.P. Morgan Investment Management Inc., he serves as a Portfolio Manager and Member of the Structured Equity Group.

Mr. Devlin has over 12 years of investment management experience. Before joining J.P. Morgan Investment Management Inc. in 1996, Mr. Devlin was a Portfolio Manager for nine years at Mitchell Hutchins Asset Management, Inc. where he managed quantitatively-driven portfolios for institutional and retail investors.

Thomas Ole Dial

Thomas Ole Dial has co-managed the Northstar Galaxy Trust High Yield Bond Portfolio since May 1997, co-managed the Northstar High Total Return Fund II since March 1998, managed the Northstar Balance Sheet Opportunities Fund since May 1997and managed the Northstar High Total Return Fund since the fund was formed in November 1993. Mr. Dial, who has over 12 years of investment management experience, joined Northstar in October 1993.

Before joining Northstar, Mr. Dial was Executive Vice President, Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and Senior Portfolio Manager of the National Bond Fund from August 1990 through July 1993.

Mary Lisanti

Mary Lisanti has managed the Northstar Galaxy Trust Emerging Growth Portfolio since November 1998, co-managed the Northstar Mid-Cap Growth Fund since the fund was formed in August 1998, managed the Northstar Special Fund since July 1998 and managed the Northstar Growth Fund since August 1998. She joined Northstar in May 1998.

Ms. Lisanti has over 20 years of experience in small and mid-cap investments. Before joining Northstar, Ms. Lisanti was a Portfolio Manager at Strong Capital Management where she managed the Strong Small Cap Fund and co-managed the Strong Mid Cap Fund. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small and Mid-Capitalization Equity Strategies at Bankers Trust Corp. where she managed the BT Small Cap Fund and the BT Capital Appreciation Fund. Prior to Bankers Trust, Ms. Lisanti was a Portfolio Manager with the Evergreen Funds. She began her career as an Analyst specializing in emerging growth stocks with Donaldson, Lufkin & Jenrette and Shearson Lehman Hutton, and was ranked the number one Institutional Investor Emerging Growth Stock Analyst in 1989. She is a Chartered Financial Analyst, and a Member of the New York Society of Security Analysts and the Financial Analyst Federation.

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

--------------------------------------------------------------------------------

Louis Navellier

Louis Navellier has managed the Northstar Galaxy Trust Growth + Value Portfolio since February 1996 and managed the Northstar Growth + Value Fund since the fund was formed in November 1996. Mr. Navellier has over 19 years of investment management experience and is the sole owner of Navellier & Associates, Inc., a registered investment adviser that manages investments for institutions, pension funds and high net worth individuals. Mr. Navellier's newsletter, MPT Review, has been published for over 19 years and is widely renowned throughout the investment community.

James Wiess

James Wiess has co-managed the Northstar Galaxy Trust Research Enhanced Index Portfolio since April 1999 and co-managed Northstar Research Enhanced Index Fund since the fund was formed in December 1998. At J.P. Morgan Investment Management Inc., he serves as a Portfolio Manager and Member of the Structured Equity Group with the responsibility of portfolio rebalancing and research and development of structured equities strategies.

Mr. Wiess has over 16 years of investment management experience. Before joining J.P. Morgan Investment Management Inc. in 1992, Mr. Wiess was a Stock Index Arbitrager for seven years at Oppenheimer & Co. and a Consultant for Data Resources. He is a Chartered Financial Analyst.

                [CLIPART] If you have any questions, please call 1-800-595-7827.

INVESTMENT ADVISER

NORTHSTAR INVESTMENT MANAGEMENT CORPORATION

--------------------------------------------------------------------------------

Northstar Investment Management Corporation (Northstar) provides advice and recommendations about investments made by all of the portfolios and oversees the investment management of the portfolios by the Sub-Advisers. Northstar is a registered investment adviser that currently manages over $4 billion in mutual funds and institutional accounts. Northstar's principal address is 300 First Stamford Place, Stamford, Connecticut 06902.

Northstar receives a monthly fee for its services based on the average daily net assets of each of the portfolios it manages. The fee is paid by each of the portfolios at the management fee rate noted for each portfolios beginning on page 2.

SUB-ADVISERS

BRANDES INVESTMENT PARTNERS, L.P.

A registered investment adviser, Brandes Investment Partners, L.P. (Brandes) serves as Sub-Adviser to the Northstar Galaxy Trust International Value Portfolio. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc. which has been providing investment advisory services (through various predecessor entities) since 1974. Brandes currently manages over $25 billion in international portfolios. Brandes' principal address is 12750 High Bluff Drive, San Diego, California 92130.

Brandes receives a monthly fee for its services based on the average daily net assets of the Northstar Galaxy Trust International Value Portfolio. The fee for the portfolio is paid by Northstar and not by the portfolio, at a rate of 50% of the management fee that the portfolio pays Northstar.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

A registered investment adviser, J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as Sub-Adviser to the Northstar Galaxy Trust Research Enhanced Index Portfolio. The firm was formed in 1984. The firm evolved from the Trust and Investment Division of Morgan Guaranty Trust Company which acquired its first tax-exempt client in 1913 and its first pension account in 1940. J.P. Morgan currently manages approximately $316 billion for institutions and pension funds. The company is a wholly owned subsidiary of J.P. Morgan & Co. J.P. Morgan's principal address is 522 Fifth Avenue, New York, New York 10036.

J.P. Morgan receives a monthly fee for its services based on the average daily net assets of the Northstar Galaxy Trust Research Enhanced Index Portfolio. The fee for the portfolio is paid by Northstar, and not by the portfolio, at a rate of 0.20%.

NAVELLIER FUND MANAGEMENT, INC.

A registered investment adviser, Navellier Fund Management, Inc. (Navellier) serves as Sub-Adviser to the Northstar Galaxy Trust Growth + Value Portfolio. Navellier and its affiliate, Navellier & Associates, Inc., manage over $2 billion for institutions, pension funds and high net worth individuals. The company is wholly owned by Louis Navellier. Navellier's principal address is 1 East Liberty, Third Floor, Reno, Nevada 89501.

Navellier receives a monthly fee for its services based on the average daily net assets of the Northstar Galaxy Trust Growth + Value Portfolio. The fee for the portfolio is paid by Northstar, and not by the portfolio, at a rate of 0.35%.

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE
PROFILE:

Brandes Investment
Partners

The charts presented here show the average annual total returns for the Northstar Galaxy Trust International Value Portfolio. These figures reflect changes in the share prices and reinvestment of dividends and distributions, and are net of all fees and expenses. Included for comparison are performance figures of the MSCI EAFE Index, an unmanaged index of securities listed on exchanges in Europe, Australia and the Far East. It has been adjusted to reflect reinvestment of dividends. The results shown below may not be the same as the rate of return you receive on an investment in the portfolio, because returns depend on when you make your investment and on how your investment is taxed.

                                                        Northstar
                                                    International           MSCI
                                                            Value           EAFE
                                                    Portfolio (%)      Index (%)
--------------------------------------------------------------------------------
One year, ended
December 31, 1998                                           16.93          20.00
--------------------------------------------------------------------------------
Total return since
August 8, 1997                                              12.85           5.70

[The following information was depicted as a line graph in the printed material]

                 Northstar International         MSCI
                        Value Fund            EAFE Index
                        ----------            ----------
                           1.00                  1.00
         1995              1.02                  1.06
                           1.06                  1.07
                           1.09                  1.11
                           1.12                  1.16
         1996              1.13                  1.19
                           1.18                  1.21
                           1.19                  1.21
                           1.29                  1.23
         1997              1.38                  1.21
                           1.53                  1.37
                           1.61                  1.36
                           1.52                  1.25
         1998              1.78                  1.44
                           1.71                  1.45
                           1.45                  1.25
                           1.73                  1.50

                [CLIPART] If you have any questions, please call 1-800-595-7827.

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE
PROFILE:

Brandes Investment
Partners

These figures demonstrate the historical track record of Brandes Investment Partners. The figures have been provided by Brandes Investment Partners and have not been verified or audited by Northstar. They do not indicate how the Northstar International Value Portfolio or Brandes Investment Partners will perform in the future.

The charts below show the past performance of Brandes Investment Partners in managing all accounts with investment objectives, strategies and restrictions substantially similar, but not necessarily identical, to those of the Northstar Galaxy Trust International Value Portfolio. The charts show average annual total returns for a composite of the actual performance of all international equity accounts managed by Brandes Investment Partners from July 1990 until the present.

The accounts were not subject to the same types of expenses as the portfolio, separate account or variable contract fees or charges, or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results.

Included for comparison purposes are performance figures of the MSCI EAFE Index. The results shown below may not be the same as the rate of return of any particular account, because returns depend on when you make your investment and how your investment is taxed.

                                                                            MSCI
                                                Brandes International       EAFE
                                              Equity Composite (%)(a)  Index (%)
--------------------------------------------------------------------------------
One year, ended
December 31, 1998                                               14.76      20.00
--------------------------------------------------------------------------------
Three years, ended
December 31, 1998                                               17.03       9.00
--------------------------------------------------------------------------------
Five years, ended
December 31, 1998                                               12.08       9.19
--------------------------------------------------------------------------------
Total return since
July 1, 1990                                                    16.48       6.90

[The following information was depicted as a line graph in the printed material]

                   Brandes International       MSCI
                     Equity Composite       EAFE Index
                     ----------------       ----------
         1990              1.00                1.00
                           0.98                0.79
                           0.99                0.87
         1991              1.10                0.94
                           1.13                0.88
                           1.26                0.96
                           1.38                0.98
         1992              1.43                0.86
                           1.52                0.88
                           1.47                0.89
                           1.47                0.86
         1993              1.58                0.96
                           1.65                1.06
                           1.82                1.13
                           2.07                1.14
         1994              2.01                1.18
                           1.96                1.24
                           2.11                1.24
                           2.01                1.23
         1995              2.01                1.25
                           2.13                1.26
                           2.20                1.31
                           2.29                1.36
         1996              2.31                1.40
                           2.41                1.42
                           2.44                1.42
                           2.66                1.45
         1997              2.82                1.42
                           3.16                1.61
                           3.34                1.60
                           3.19                1.47
         1998              3.75                1.69
                           3.60                1.71
                           3.07                1.46
                           3.66                1.76

(a) The annual returns presented (right) were calculated on a time-weighted and asset-weighted, total return basis, including reinvestments of all dividends, interest and income, realized and unrealized gain or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, custodial fees and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. This total return method differs from the SEC method of calculating total return. The Brandes composite results include all actual, fee- paying, fully discretionary international equity accounts under management for at least one month beginning July 1, 1990 having substantially similar investment objectives, strategies and restrictions to those of the Northstar International Value Portfolio. The weighted-average management fee during the period from July 1, 1990 through December 31, 1997 was 0.91% per year. If the portfolio's expenses had been deducted, they would have reduced performance. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and cash equivalents are included in performance results. Net annual returns for the composite for calendar year 1991 have been attested by an independent accounting firm. Starting with calendar year 1992 through calendar year 1997, the composite has been examined by a Big Five accounting firm in accordance with AIMR Level II verification standards. The examination for calendar year 1998 has not been completed as of the date of this prospectus. Copies of the reports of independent accountants and a complete list and description of Brandes' composites are available on request. Brandes has prepared the performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPSTM). AIMR did not prepare or review this data. The portfolio agrees to conform the performance presentation to any changes in the SEC staff position relating to prior performance presentations.

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE
PROFILE:

J.P. Morgan Investment
Management

These figures demonstrate the historical track record of J.P. Morgan Investment Management. The figures have been provided by J.P. Morgan Investment Management and have not been verified or audited by Northstar. They do not indicate how the Northstar Research Enhanced Index Portfolio or J.P. Morgan Investment Management will perform in the future.

The accounts were not subject to the same types of expenses as the portfolio, separate account or variable contract fees or charges, or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Included for comparison purposes are performance figures of the S&P 500 Index. The results shown here may not be the same as the rate of return of any particular account, because returns depend on when you make your investment and on how your investment is taxed.

                                                          J.P. Morgan
                                                           Investment
                                                           Management    S&P 500
                                                     Composite (%)(a)  Index (%)
--------------------------------------------------------------------------------
1989                                                            30.43     31.64
--------------------------------------------------------------------------------
1990                                                            (2.28)    (3.10)
--------------------------------------------------------------------------------
1991                                                            29.95     30.41
--------------------------------------------------------------------------------
1992                                                            10.10      7.61
--------------------------------------------------------------------------------
1993                                                            10.60     10.06
--------------------------------------------------------------------------------
1994                                                             2.42      1.32
--------------------------------------------------------------------------------
1995                                                            38.58     37.54
--------------------------------------------------------------------------------
1996                                                            23.90     22.95
--------------------------------------------------------------------------------
1997                                                            34.17     33.35
--------------------------------------------------------------------------------
1998                                                            31.83     28.58
--------------------------------------------------------------------------------
Three years, ended
December 31, 1998                                               29.89     28.23
--------------------------------------------------------------------------------
Five years, ended
December 31, 1998                                               25.48     24.06
--------------------------------------------------------------------------------
Ten years, ended
December 31, 1998                                               20.16     19.21
--------------------------------------------------------------------------------

[The following information was depicted as a line graph in the printed material]

                        J.P. Morgan
                        Investment
                        Management       S&P
                        Composite     500 Index
                        ---------     ---------
                           1.00          1.00
         1989              1.07          1.07
                           1.16          1.17
                           1.28          1.29
                           1.30          1.32
         1990              1.28          1.28
                           1.36          1.36
                           1.17          1.17
                           1.27          1.28
         1991              1.48          1.46
                           1.48          1.46
                           1.55          1.54
                           1.66          1.66
         1992              1.65          1.62
                           1.69          1.65
                           1.73          1.71
                           1.82          1.79
         1993              1.90          1.87
                           1.91          1.88
                           1.95          1.93
                           2.02          1.97
         1994              1.95          1.90
                           1.97          1.91
                           2.06          2.00
                           2.07          2.00
         1995              2.27          2.19
                           2.49          2.40
                           2.68          2.59
                           2.86          2.75
         1996              3.04          2.90
                           3.16          3.03
                           3.26          3.12
                           3.55          3.38
         1997              3.64          3.47
                           4.30          4.08
                           4.64          4.38
                           4.76          4.51
         1998              5.46          5.14
                           5.70          5.31
                           5.14          4.78
                           6.27          5.80

(a) Results are net of fees and include reinvestment of earnings. This total return method differs from the SEC method of calculating total return. If the portfolio's expenses had been deducted, they would have reduced performance. J.P. Morgan has prepared the performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPSTM). AIMR did not prepare or review this data. The portfolio agrees to conform the performance presentation to any changes in the SEC staff position relating to prior performance presentations. The charts presented below show J.P. Morgan Investment Management's past performance in managing accounts with investment objectives, strategies and restrictions substantially similar but not necessarily identical to those of the Northstar Galaxy Trust Research Enhanced Index Portfolio. The charts show average annual total returns for a composite of the actual performance of all accounts managed by J.P. Morgan following its research enhanced equity strategy from December 1988 until the present.

                [CLIPART] If you have any questions, please call 1-800-595-7827.

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE
PROFILE:

Louis Navellier

The charts presented here show the average annual total returns for the Northstar Galaxy Trust Growth + Value Portfolio.

                                                            Northstar    Russell
                                                       Growth + Value       2000
                                                        Portfolio (%)  Index (%)
--------------------------------------------------------------------------------
One year, ended
December 31, 1998                                               19.32     (2.54)
--------------------------------------------------------------------------------
Total return since
May 6, 1994                                                     18.12     13.30

[The following information was depicted as a line graph in the printed material]

                          Russell     Northstar Growth +
                        2000 Index       Value Fund
                        ----------       ----------
         1996              1.00             1.00
                           1.03             0.97
         1997              0.97             0.92
                           1.13             1.08
                           1.30             1.30
                           1.26             1.15
         1998              1.38             1.28
                           1.32             1.25
                           1.05             1.05
                           1.22             1.35

In addition to owning Navellier Fund Management, Inc., Louis Navellier is the sole owner of Navellier & Associates, Inc., a registered investment adviser that has been managing large pools of private assets since 1985.

Mr. Navellier and his staff use a computer-based system he developed to analyze over 9,000 stocks as a basis for making buying and selling decisions.

The charts on page 19 show his past performance in managing accounts with investment objectives, strategies and restrictions substantially similar, but not necessarily identical, to the Northstar Galaxy Trust Growth + Value Portfolio.

The charts show average annual total returns for a composite of the actual performance of all equity accounts managed by Navellier & Associates from 1985 to present, calculated according to AIMR standards. This total return method differs from the SEC method of calculating total return. Navellier has prepared the performance data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR did not prepare or review this data. The portfolio agrees to conform the performance presentation to any changes in the SEC staff position relating to prior performance presentations.

The accounts were not subject to the same types of expenses as the portfolio, separate account or variable contract fees or charges, or the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results.

                                                                        MEET THE
                                                                       PORTFOLIO
                                                                        MANAGERS

--------------------------------------------------------------------------------

PERFORMANCE
PROFILE:

Louis Navellier

These figures demonstrate the historical track record of Navellier & Associates. The figures have been provided by Navellier & Associates and have not been verified or audited by Northstar. They do not indicate how the Northstar Growth + Value Portfolio or Navellier & Associates will perform in the future.

                                                          Navellier &    Russell
                                                           Associates       2000
                                                     Composite (%)(a)  Index (%)
--------------------------------------------------------------------------------
1985                                                           49.95      31.04
--------------------------------------------------------------------------------
1986                                                           31.20       5.68
--------------------------------------------------------------------------------
1987                                                            8.05      (8.80)
--------------------------------------------------------------------------------
1988                                                            11.40     25.02
--------------------------------------------------------------------------------
1989                                                            22.20     16.26
--------------------------------------------------------------------------------
1990                                                            12.51    (19.48)
--------------------------------------------------------------------------------
1991                                                            66.41     46.04
--------------------------------------------------------------------------------
1992                                                             3.12     18.41
--------------------------------------------------------------------------------
1993                                                            16.83     18.88
--------------------------------------------------------------------------------
1994                                                             1.53     (1.82)
--------------------------------------------------------------------------------
1995                                                            43.80     28.44
--------------------------------------------------------------------------------
1996                                                            10.68     16.49
--------------------------------------------------------------------------------
1997                                                            13.05     22.36
--------------------------------------------------------------------------------
1998                                                            15.14     (2.54)
--------------------------------------------------------------------------------
Three years, ended
December 31, 1998                                               12.94     11.58
--------------------------------------------------------------------------------
Five years, ended
December 31, 1998                                               16.03     11.86
--------------------------------------------------------------------------------
Ten years, ended
December 31, 1998                                               19.21     12.92
--------------------------------------------------------------------------------
Total return since
January 1, 1985                                                 20.58     12.69

[The following information was depicted as a line graph in the printed material]

                           Navellier &
                           Associates       Russell 2000
                           Composite            Index
                           ---------            -----
                             1.00               1.00
         1985                1.50               1.31
         1986                1.97               1.38
         1987                2.13               1.26
         1988                2.37               1.58
         1989                2.89               1.84
         1990                3.26               1.48
         1991                5.42               2.16
         1992                5.59               2.56
         1993                6.53               3.04
         1994                6.63               2.98
         1995                9.53               3.83
         1996               10.55               4.46
         1997               11.92               5.46
         1998               13.73               5.32

(a) Results are net of fees and expenses. Prior to January 1, 1993, any account expenses not deducted from the accounts, such as management fees paid outside the accounts, are not reflected in the performance results. If these fees had been deducted from the accounts, they would have reduced performance. Fees were not materially different from the Growth + Value Portfolio's expense ratio, but were generally higher than the portfolio's expense ratio after reimbursement.

                [CLIPART] If you have any questions, please call 1-800-595-7827.

INFORMATION
FOR INVESTORS

--------------------------------------------------------------------------------

ABOUT YOUR INVESTMENT

Northstar Galaxy Trust Portfolios are available only to owners of variable annuity contracts or variable life insurance policies issued by ReliaStar Life Insurance Company, Northern Life Insurance Company and ReliaStar Life Insurance Company of New York (collectively "ReliaStar Life"). Shares of the portfolios may be sold in the future to separate accounts of other affilated or unaffiliated insurance companies.

You do not buy, sell or exchange shares of the portfolios. You choose investment options through your annuity contract or life insurance policy. ReliaStar Life then invests in the Northstar Galaxy Trust Portfolios according to the investment options you've chosen. You should consult the accompanying variable account prospectus for additional information about how this works.

The Northstar Galaxy Trust may discontinue offering shares of any portfolio at any time. If a portfolio is discontinued, any allocation to that portfolio will be allocated to another portfolio that the Trustees believe is suitable, as long as any required regulatory standards are met.

--------------------------------------------------------------------------------

HOW SHARES ARE
PRICED

--------------------------------------------------------------------------------

The price that ReliaStar Life pays when it buys and the price that ReliaStar Life receives when it sells or exchanges shares is determined by the net asset value (NAV) per share of the portfolio. NAV is calculated each business day as the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) by dividing the net assets of the portfolio by the number of shares outstanding. To calculate NAV, we determine the market value of the portfolio's investments using the method described in the SAI. Please note that foreign securities may trade in their primary markets on weekends or other days when the portfolios do not price their shares. Therefore, the value of a portfolio's investments (if the portfolio holds foreign securities) may change on days when you will not be able to reallocate between investment options.

When ReliaStar Life is buying shares, it will pay the NAV that is next calculated after we receive its order in proper form. When ReliaStar Life is selling shares, it will receive the NAV that is next calculated after we receive its order in proper form.

                                                                       PORTFOLIO
                                                                    EARNINGS AND
                                                                      YOUR TAXES

--------------------------------------------------------------------------------

HOW THE PORTFOLIOS
PAY DISTRIBUTIONS

Each Northstar portfolio distributes virtually all of its net investment income and net capital gains to shareholders in the form of dividends. The portfolios pay dividends quarterly.

As a contract owner invested in a Northstar portfolio, you are entitled to a share of the income and capital gains that the portfolio distributes. The amount you receive is based on the number of shares you own.

You can take your distributions as cash or reinvest them in additional shares of the same portfolio. You specify your preference when you purchase your annuity contract or life insurance policy.

--------------------------------------------------------------------------------

HOW YOUR
DISTRIBUTIONS
ARE TAXED

--------------------------------------------------------------------------------

Each Northstar portfolio intends to meet the requirements for being a tax-qualified regulated investment company, which means they generally do not pay federal income tax on the earnings they distribute to shareholders.

You should consult the variable account or variable contract prospectus, along with your tax advisor for information as to how investing in variable accounts affects your personal tax situation.

                [CLIPART] If you have any questions, please call 1-800-595-7827.

                                                                       NORTHSTAR
FINANCIAL                                                        EMERGING GROWTH
HIGHLIGHTS                                                             PORTFOLIO

The following chart shows the portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, are included in the annual report, which is available upon request.

The portfolio's performance is also reported in national newspapers under these trading symbols:

--------------------------------------------------------------------------------


Year ended December 31,                                             1998         1997        1996          1995      1994(1)
----------------------------------------------------------------------------------------------------------------------------
Operating performance
----------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period            $       13.00        11.72       11.39         9.92       10.00
  Net investment income                                     $        0.39         0.44        0.40         0.37        0.20
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments           $        1.76         1.36        1.15         1.73       (0.01)
  Total from investment operations                          $        2.15         1.80        1.55         2.10        0.19
----------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      $       (0.39)       (0.44)      (0.41)       (0.37)      (0.20)
  Dividends from net realized gain on investments sold      $       (0.64)       (0.08)      (0.81)       (0.26)      (0.07)
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       $       (1.03)       (0.52)      (1.22)       (0.63)      (0.27)
  Net asset value at the end of the period                  $       14.12        13.00       11.72        11.39        9.92
----------------------------------------------------------------------------------------------------------------------------
  Total investment return                                   %       17.30        15.81       13.80        21.39        2.02

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)               $      24,053       21,531      12,579        7,410       3,595
  Ratio of expenses to average net assets                   %        0.82         0.80        0.80         0.80        1.00(2)
----------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets      %        0.32         0.31        0.60         0.94        1.43(2)
  Ratio of net investment income to average net assets      %        3.00         3.72        3.67         3.63        3.11(2)
----------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                   %         161           55         129           74          45
----------------------------------------------------------------------------------------------------------------------------

(1)   The portfolio commenced operations on May 6, 1994.
(2)   Annualized.

NORTHSTAR
GROWTH + VALUE                                                         FINANCIAL
PORTFOLIO                                                             HIGHLIGHTS

The following chart shows the portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, are included in the annual report, which is available upon request.

The portfolio's performance is also reported in national newspapers under these trading symbol:

--------------------------------------------------------------------------------


Year ended December 31,                                             1998         1997        1996          1995      1994(1)
----------------------------------------------------------------------------------------------------------------------------
Operating performance
------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period            $       15.85        14.08       11.56        10.04       10.00
------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                     $        0.03         0.09        0.08         0.20        0.16
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments           $        3.09         1.95        2.57         2.27        0.19
  Total from investment operations                          $        3.06         2.04        2.65         2.47        0.35
------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      $       (0.01)       (0.10)      (0.09)       (0.19)      (0.16)
  Dividends from net realized gain on investments sold      $       (0.14)       (0.17)      (0.04)       (0.76)      (0.15)
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       $       (0.15)       (0.27)      (0.13)       (0.95)      (0.31)
  Net asset value at the end of the period                  $       18.76        15.85       14.08        11.56       10.04
------------------------------------------------------------------------------------------------------------------------------
  Total investment return                                   %       19.32        14.66       22.99        24.78        3.47

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)               $      41,593       32,156      15,564        3,813       2,701
  Ratio of expenses to average net assets                   %        0.80         0.80        0.80         0.80        1.00(2)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets      %        0.22         0.29        0.90         1.24        1.45(2)
  Ratio of net investment income to average net assets      %       (0.17)        0.70        0.65         1.77        2.31(2)
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                   %         216          178         161          123          61
------------------------------------------------------------------------------------------------------------------------------

(1)   The portfolio commenced operations on May 6, 1994.
(2)   Annualized.

                [CLIPART] If you have any questions, please call 1-800-595-7827.

                                                                       NORTHSTAR
FINANCIAL                                                          INTERNATIONAL
HIGHLIGHTS                                                       VALUE PORTFOLIO

The following chart shows the portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, are included in the annual report, which is available upon request.

The portfolio's performance is also reported in national newspapers under these trading symbols:

--------------------------------------------------------------------------------

Year ended December 31,                                       1998      1997(1)
--------------------------------------------------------------------------------
Operating performance
--------------------------------------------------------------------------------
  Net asset value at the beginning of the period          $   10.10     10.00
  Net investment income                                   $    0.21      0.03
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments         $    1.49      0.10
  Total from investment operations                        $    1.70      0.13
--------------------------------------------------------------------------------
  Dividends from net investment income                    $   (0.22)    (0.03)
  Dividends from net realized gain on investments sold    $   (0.50)     0.00
--------------------------------------------------------------------------------
  Total distributions                                     $   (0.72)    (0.03)
  Net asset value at the end of the period                $   11.08     10.10
--------------------------------------------------------------------------------
  Total investment return                                 %   16.93      1.30

Ratios and supplemental data
--------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)             $  13,764     5,937
  Ratio of expenses to average net assets                 %    0.84      0.80(2)
--------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets    %    0.84      1.81(2)
  Ratio of net investment income to average net assets    %    1.90      0.97(2)
--------------------------------------------------------------------------------
  Portfolio turnover rate                                 %      30         5
--------------------------------------------------------------------------------

(1)   The portfolio commenced operations on August 8, 1997.
(2)   Annualized.

NORTHSTAR
RESEARCH ENHANCED                                                      FINANCIAL
INDEX PORTFOLIO                                                       HIGHLIGHTS

The following chart shows the portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, are included in the annual report, which is available upon request.

The portfolio's performance is also reported in national newspapers under these trading symbols:

--------------------------------------------------------------------------------

Year ended December 31,                                             1998         1997        1996          1995      1994(1)
------------------------------------------------------------------------------------------------------------------------------
Operating performance
------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period            $        5.14         5.25        5.14         4.85        5.00
  Net investment income                                     $        0.36         0.40        0.41         0.42        0.23
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments           $       (0.31)       (0.08)       0.21         0.29       (0.15)
  Total from investment operations                          $        0.05         0.32        0.62         0.71        0.08
------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      $       (0.36)       (0.40)      (0.41)       (0.42)      (0.23)
------------------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gain on investments sold      $          --        (0.03)      (0.10)          --          --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       $       (0.36)       (0.43)      (0.51)       (0.42)      (0.23)
  Net asset value at the end of the period                  $        4.83         5.14        5.25         5.14        4.85
------------------------------------------------------------------------------------------------------------------------------
  Total investment return                                   %        1.02         6.15       12.53        14.97        1.41

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)               $      14,437       10,548       6,277        3,766       2,716
  Ratio of expenses to average net assets                   %        0.80         0.80        0.80         0.80        1.00(2)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets      %        0.49         0.56        0.88         1.26        1.41(2)
  Ratio of net investment income to average net assets      %        7.53         8.31        8.38         8.52        7.03(2)
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                   %          93          162         121           83          29
------------------------------------------------------------------------------------------------------------------------------

(1)   The portfolio commenced operations on May 6, 1994.
(2)   Annualized.

                [CLIPART] If you have any questions, please call 1-800-595-7827.

                                                                       NORTHSTAR
FINANCIAL                                                             HIGH YIELD
HIGHLIGHTS                                                        BOND PORTFOLIO

The following chart shows the portfolio's financial performance. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, are included in the annual report, which is available upon request.

The portfolio's performance is also reported in national newspapers under these trading symbols:

--------------------------------------------------------------------------------

Year ended December 31,                                             1998         1997        1996          1995      1994(1)
------------------------------------------------------------------------------------------------------------------------------
Operating performance
------------------------------------------------------------------------------------------------------------------------------
  Net asset value at the beginning of the period            $        5.30         5.27        5.04         4.69        5.00
  Net investment income                                     $        0.42         0.40        0.45         0.50        0.28
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments           $       (0.42)        0.07        0.32         0.34       (0.31)
  Total from investment operations                          $           0         0.47        0.77         0.84       (0.03)
------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      $       (0.42)       (0.40)      (0.45)       (0.49)      (0.28)
  Dividends from net realized gain on investments sold      $       (0.01)       (0.04)      (0.09)          --          --
------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                       $       (0.43)       (0.44)      (0.54)       (0.49)      (0.28)
  Net asset value at the end of the period                  $        4.87         5.30        5.27         5.04        4.69
------------------------------------------------------------------------------------------------------------------------------
  Total investment return                                   %       (0.12)        9.00       15.75        18.55       (0.95)

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
  Net assets at the end of the period ($000s)               $      21,320       12,606       6,619        4,773       2,588
  Ratio of expenses to average net assets                   %        0.80         0.79        0.80         0.80        1.00(2)
------------------------------------------------------------------------------------------------------------------------------
  Ratio of expense reimbursement to average net assets      %        0.43         0.56        0.93         1.31        1.55(2)
  Ratio of net investment income to average net assets      %        8.92         8.44        8.72        10.61        8.62(2)
------------------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate                                   %         135          152         159          157          62
------------------------------------------------------------------------------------------------------------------------------

(1)   The portfolio commenced operations on May 6, 1994.
(2)   Annualized.

                                                                     WHERE TO GO
                                                                        FOR MORE
                                                                     INFORMATION

--------------------------------------------------------------------------------

You'll find more information about the Northstar Galaxy Trust Portfolios in our:

ANNUAL/SEMIANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Northstar Galaxy Trust Portfolios. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission
(SEC).

Please write or call for a free copy of the current Annual/semiannual reports, the SAI or other portfolio information, or to make investment related inquiries:

The Northstar Galaxy Trust
300 First Stamford Place
Stamford, CT 06902

1-800-595-7827

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. Otherwise, you may obtain the information for a fee by contacting the SEC:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-6009

1-800-SEC-0330

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Northstar Galaxy Trust's SEC file number, which is 811-8220

                [CLIPART] If you have any questions, please call 1-800-595-7827.

                               [GRAPHIC OMITTED]
                                   MORTHSTAR

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1999
                            * NORTHSTAR GALAXY TRUST

                            300 First Stamford Place
                           Stamford, Connecticut 06902
                                 (203) 602-7950
                                 (800) 595-7827


      Northstar Galaxy Trust (the "Trust") is an open-end series management investment company organized as a Massachusetts business trust. The Trust changed its name on July 29, 1998 from the "Northstar Variable Trust" to the "Northstar Galaxy Trust". The Trust consists of five separate series (each a "Portfolio"), each of which represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Northstar Investment Management Corporation ("Northstar" or the "Adviser"), the Portfolios' investment adviser. Northstar has engaged Navellier Fund Management, Inc. ("Navellier" or the "Sub-Adviser") to serve as Sub-Adviser to the Northstar Galaxy Trust Growth + Value Portfolio, subject to the supervision of Northstar. Northstar has engaged Brandes Investment Partners, L.P. to serve as sub-adviser ("Brandes" or the "Sub-Adviser") to the Northstar Galaxy Trust International Value Portfolio. Northstar has engaged J.P. Morgan Investment Management Inc. to serve as Sub-Adviser ("J.P. Morgan" or "Sub-Adviser") to the Northstar Galaxy Trust Research Enhanced Index Portfolio (formerly the "Northstar Galaxy Trust Multi-sector Bond Portfolio"). Collectively Navellier, Brandes and J.P. Morgan will be referred to as (the "Sub-Advisers").

      Shares of the Trust are issued and redeemed in conjunction with investments in and payments under variable annuity and variable life contracts. Shares of the Trust are currently offered to separate accounts ("Variable Accounts") of ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company"), Northern Life Insurance Company and ReliaStar Life Insurance Company of New York (the "Affiliated Insurance Companies"). The Variable Accounts of the Affiliated Insurance Companies invest in shares of one or more of the Portfolios in accordance with allocation instructions received from Variable Contract Owners. Such allocation rights are described further in the Prospectus for the Variable Account.


      A summary of the five diversified investment portfolios comprising the series of the Trust (the "Portfolios") is set forth herein and in the Prospectus for the Portfolios. This document is not the Prospectus of the Portfolios but is incorporated therein by reference and should be read in conjunction with the Prospectus dated April 30, 1999 Copies of the Prospectus may be obtained upon request and without charge by contacting the Trust at the address or phone number above.

                                   ----------

                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS ..................................................    2
OTHER INVESTMENT TECHNIQUES ..............................................    4
RISK FACTORS AND SPECIFIC CONSIDERATIONS .................................    8
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION ..........................   10
PORTFOLIO TURNOVER .......................................................   11
SERVICES OF THE ADVISER AND ADMINISTRATOR ................................   11
SERVICES OF THE SUB-ADVISERS .............................................   13
NET ASSET VALUE ..........................................................   14
PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS .........................   14
DIVIDENDS AND DISTRIBUTIONS ..............................................   15
FEDERAL INCOME TAX STATUS ................................................   15
TRUSTEES AND OFFICERS ....................................................   16
OTHER INFORMATION ........................................................   18
PERFORMANCE INFORMATION ..................................................   19
APPENDIX .................................................................  A-1

                             INVESTMENT RESTRICTIONS

      Northstar Emerging Growth, Growth + Value, Research Enhanced Index and High Yield Portfolios. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the Investment Company Act of 1940 (the "1940 Act")) as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolios to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. A Portfolio may not:

      1. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks, but only if immediately after such borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, and options on futures as described in the Portfolio's Prospectus and Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Portfolio's assets);

      2. Underwrite the securities of others;

      3. Purchase or sell real property, including real estate limited partnerships (but each Portfolio may purchase marketable securities of companies which deal in real estate or interests therein, including real estate investment trusts);

      4. Deal in commodities or commodity contracts except in the manner described in the current Prospectus and Statement of Additional Information of the Trust;

      5. Make loans to other persons (but each Portfolio may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Portfolio or the Adviser, subject to conditions established by the Adviser) (See "Lending of Securities" in the Prospectus), and may purchase or hold participations in loans in accordance with the investment objectives and policies of the Portfolio as described in the current Prospectus and Statement of Additional Information of the Trust;

      6. Participate in any joint trading accounts;

      7. Purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);

      8. Sell short, except that the Portfolio may enter into short sales against the box in the manner described in the current Prospectus and Statement of Additional Information for the Portfolio;

      9. Invest more than 25% of its assets in any one industry or related group of industries;

      10. With respect to 75% of a Portfolio's assets, purchase a security (other than U.S. government obligations) if as a result more than 5% of the value of total assets of the Portfolio would be invested in securities of a single issuer; or

      11. With respect to 75% of a Portfolio's assets purchase a security if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Portfolio.

      The following policies are non-fundamental and may be changed without shareholder approval. A Portfolio may not:

      1. Purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Portfolio may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Portfolio are registered; and provided further that the Portfolios may invest all of their assets in the securities or beneficial interests of a singly pooled investment fund having substantially the same objectives, policies and limitations as the Portfolio.

      2. Make an investment for the purpose of exercising control or management; or

      3. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Portfolio, have determined there is no liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees' opinion may be deemed illiquid;


      As a fundamental policy, the Portfolios may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, the Portfolios do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, the Portfolios will not make additional investments when its borrowings are in excess of 5% of total assets. If a Portfolio should determine to expand its ability to borrow beyond the current operating policy, the Portfolio's Prospectus would be amended and shareholders would be notified.

      Northstar International Value Portfolio. The Portfolio has adopted investment restrictions numbered one through six as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The Portfolio may not:

      1. Issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;


      2. Act as underwriter (except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);


      3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Portfolio reserves the right to invest all of its assets in shares of another investment company;


      4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

      5. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Portfolio may engage in foreign exchange forward contracts;

      6. Make loans of cash (except for purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);

      7. Make short sales of securities or maintain a short position, except for short sales against the box;

      8. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

      9. Write put or call options, except that the Portfolio may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Portfolio and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

      10. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Portfolio reserves the right to invest all of its assets in a class of voting securities of another investment company;

      11. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law;

      12. Invest more than 15% of its net assets in illiquid securities.

                       OTHER INVESTMENT TECHNIQUES

      Covered Call Options. Each Portfolio may sell covered call options and purchase options to close out options previously written. The Portfolios, in return for the premium received upon the sale of a call option, give up the opportunity to benefit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. A Portfolio has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a seller.

      Because call options give the purchaser the right to purchase a specified security at a designated strike price for a limited period of time, the option is likely to be exercised only when and if the market price of the security exceeds the strike price. If the market price never exceeds the strike price during the option term, the purchaser's loss will be limited to the cash premium paid to the seller of the option. However, if the market price does exceed the strike price during the option term by an amount greater than the premium paid for the option, the purchaser may exercise the option and purchase the security at the strike price and realize a profit to the extent the proceeds exceed the amount of premiums and transaction costs. In either circumstance, the seller of the option retains the premium received for the option but forgoes any potential profit from an increase in the market price of the underlying security over the strike price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

      Each Portfolio will sell only covered call options, meaning that a Portfolio will only sell a call option on a security which it already owns. The Portfolios will not write call options on when-issued securities. In addition, the Portfolios will not sell a covered call option if, as a result, the aggregate market value of all portfolio securities of a Portfolio covering call options or subject to put options exceeds 10% of the market value of the Portfolio's net assets.

      If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.

      Derivative Instruments. The International Value Portfolio may invest in derivative instruments for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the International Value Portfolio to invest than "traditional" securities would. The Portfolio does not currently intend to make use of any derivatives, including transactions in currency forwards for hedging purposes.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar or the Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

      Foreign Currency Exchange Transactions. The Portfolios may engage in foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Portfolios may conduct its currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures or forward contracts to purchase or sell currency. The Portfolio's dealings in foreign currency exchange contracts is limited to hedging.

  Foreign Currency Futures Contracts. A foreign currency futures contract provides for the future sale and purchase of a specified amount of a certain foreign currency at a stated date, place and price. The Portfolios may enter into foreign currency futures contracts to attempt to establish the rate at which it would be entitled to make a future exchange of U.S. dollars for another currency. At present, foreign currency futures contracts are based on British pounds, German marks, Canadian dollars, Japanese yen, French francs, Swiss francs, and ECUs.


      Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. Forward currency contracts are entered into in the interbank market on a principal basis directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers, and therefore generally involve no margin, commissions or other fees. Forward currency contracts will establish a rate of exchange that can be achieved in the future and thus limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.


      Futures Contracts. Each Portfolio may enter into both interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges. A futures contract to sell a debt security or foreign currency (a "short" futures position), creates an obligation by the seller to deliver a specified amount of the underlying security or foreign currency at a certain future time and price. A futures contract to purchase a debt security or foreign currency (a "long" futures position) creates an obligation by the purchaser to take delivery of a specified amount of the underlying security or foreign currency at a certain future time and price. Although the terms of futures contracts specify actual delivery or receipt of the underlying commodity, futures contracts generally are closed out before the delivery date without making or taking delivery by entering into an opposite position in the same commodity on the same (or a linked) exchange.

      Upon entering into a futures contract, a Portfolio will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the broker. This amount, which is known as "initial margin," does not involve the borrowing of funds to finance the transactions; rather, it is in the nature of a performance bond or good faith deposit on the contract that will be returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable ("marking-to-market").

      The International Value Portfolio will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Portfolio. As a general rule, the International Value Portfolio will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Portfolio will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Portfolio's net assets.

      Futures  Contracts,  Options on Futures  Contracts  and  Foreign  Currency
Transactions. Each Portfolio may enter into futures contracts, options on futures contracts and foreign currency transactions. The Portfolios will enter into these transactions solely for the purpose of hedging against the effects of changes in the value of its portfolio securities or those it intends to purchase due to anticipated changes in interest rates and currency values, and not for the purpose of speculation.

      Interest Rate Futures Contracts. An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Portfolios may enter into interest rate futures contracts to protect against fluctuations in interest rates affecting the value of debt securities that a Portfolio either holds or intends to acquire. Interest rate futures contracts currently are based on long-term Treasury Bonds, Treasury Notes, three-month Treasury Bills and Government National Mortgage Association modified pass-through mortgage-backed securities ("GNMA pass-through securities"), and 90-day commercial paper.

      Loan Participations. Each Portfolio may invest up to 10% of its assets in loan participations denominated in U.S. dollars when the Adviser or Sub-Adviser believes such an investment is consistent with a Portfolio's investment objective. Loan participations entail the payment by a Portfolio of a sum to a U.S. bank or other domestic financial institution which has lent or will lend money to a U.S. corporation. In exchange for such payment, the bank agrees to pay to that Portfolio, to the extent it is received, a specified portion of the principal and interest in respect of such loan. A Portfolio has no contractual relationship with the borrower. Loan participations may be considered illiquid investments and may entail the credit risk of both the underlying borrower and the bank or financial institution which is the intermediary. Loan participations are typically unrated but the Adviser will limit its investment in loan participations based upon its opinion of the quality of the investment and the Portfolio's general limitations with respect to lower rated investments.


      Mortgage-Backed Securities. The Portfolios may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Backed Securities"). Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Portfolio purchases such a Mortgage-Backed Security at a premium, a prepayment rate that is faster than expected will reduce yield-to-maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield-to-maturity. Conversely, if the Portfolio purchases a Mortgage-Backed Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield-to-maturity.

      Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during periods of falling interest rates and decrease during periods of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on Mortgage-Backed Securities purchased by the Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. See "Risks" in the current Prospectus.


      Options on Foreign Currency. The Portfolios may also purchase and sell put and call options for the purpose of hedging against changes in future currency exchange rates. An option on a foreign currency gives the purchaser, in return for a premium paid plus related transaction costs, the right to sell (in the case of a put option) or to buy (in the case of a call option) the underlying currency at a specified price until the option expires. The value of an option on foreign currency depends upon the value of the foreign currency when compared to the value of the U.S. dollar. Currency options traded on United States or other exchanges may be subject to position limits, which may affect the ability of the Portfolio to hedge its positions. The Portfolios will purchase and sell options on foreign exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

      The Portfolios may purchase or sell options on currency only when the Adviser believes that a liquid secondary markets exists for these options; however, no assurance can be given that a liquid secondary market will exist for a particular option at any specific time.

      Options on Foreign Currency Futures. The purchase of options on foreign currency futures contracts gives each Portfolio the right to enter into a futures contract to purchase (in the case of a call option) or to sell (in the case of a put option) a particular currency at a specified price at any time during the period before the option expires. Options on foreign currency futures currently are available with respect to British pounds, German marks and Swiss francs. The Portfolios may purchase options on foreign currency futures as a hedge against fluctuating currency values.

      Options on Futures Contracts. The Portfolios may purchase and sell put and call options on interest rate futures contracts as a hedge against changes in interest rates and on foreign currency futures contracts as a hedge against fluctuating currency values, in lieu of purchasing and writing options directly on the underlying security or currency or purchasing and selling the underlying futures contracts.

      The purchase of an option on an interest rate futures contract will give the Portfolios the right to enter into a futures contract to purchase (in the case of a call option) or to enter into a futures contract to sell (in the case of a put option) a particular debt security at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus related transaction costs. A call option sold by a Portfolio exposes the Portfolio during the term of the option to the possible loss of an opportunity to realize appreciation in the market price of the underlying security or to the possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. In selling puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. Options on interest rate futures contracts currently are available with respect to Treasury Bonds, Treasury Notes, and Eurodollars.

      Options on Interest Rate Futures. Each Portfolio may purchase a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rates. Each Portfolio may purchase a call option on an interest rate futures contract to hedge against the risk of an increase in the price of securities it intends to purchase resulting from declining interest rates. The Portfolios may sell put and call options on interest rates futures contracts as part of closing sale transactions to terminate its option positions.


Over-the-Counter Options. The Portfolios may invest in Over-the-Counter options ("OTC options") on U.S. government securities. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the Options Clearing Corporation. The Adviser or Sub-Adviser monitors the creditworthiness of dealers with whom a Portfolio enters into OTC option transactions under the general supervision of the Trustees of the Portfolios. If the transaction dealer fails to make or take delivery of the U.S. government securities underlying an option it has written in accordance with the terms of the option as written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.


      Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs"). Each Portfolio may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Adviser or Sub-Adviser believes that such investments are consistent with the Portfolio's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the sources of funds used to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

      The Portfolios may also invest in, among others, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.


      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. The determination of whether a particular Government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser or Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


      Reverse Repurchase Agreements and Dollar Roll Agreements. Each Portfolio may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, a Portfolio sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. The Portfolio does not account for dollar rolls as borrowing. At the time the Portfolio enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its custodian containing cash, U.S. government securities, or other liquid assets from its portfolio having a value not less than the repurchase price (including accrued interest).


      While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may involve the risk that the market value of the securities to be repurchased by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision. Dollar roll agreements may be treated as sales for tax purposes.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS.


      Futures Contracts and Related Options. A Portfolio will not use leverage when it enters into long futures contracts or related options. For each long position that a Portfolio enters into, it will segregate cash or cash equivalents having a value equal to the market value of the contract as collateral with the custodian of the Portfolio. A Portfolio will not enter into futures contracts and related options if as a result the aggregate of the initial margin deposits on a Portfolio's existing futures and premiums paid for unexpired options exceeds 5% of the fair market value of that Portfolio's assets.

      Using futures contracts and related options involves certain risks, including (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that a Portfolio may underperform a fund that does not make use of these instruments; (3) the risk that no active market will be available to offset a position; and (4) the risk that the Adviser or Sub-Adviser will not be able to predict correctly movements in the direction of the interest rate and foreign currency markets. Loss from futures transactions is potentially unlimited.

      Certain exchanges on which futures are traded may establish daily limits in the amount that the price of a futures or related option contract may fluctuate from the previous day's settlement price. When a daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. If a daily limit were reached, a Portfolio might be prevented from liquidating unfavorable positions and thus incur losses. In certain situations, a Portfolio might be unable to close a position and might also have to make daily cash payments of variation margin.

      Securities Lending. Each Portfolio may lend portfolio securities to broker/dealers or other institutional borrowers (up to 33% of net assets at the time the loan is made), but only when the borrower pledges cash collateral to the Portfolio and agrees to maintain such with the Portfolios' custodian so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, each Portfolio may terminate its loans at any time, and must receive compensation that, in total and in whatever form, is equivalent to the sum of reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. The loan agreement shall not reduce the risk of loss or opportunity for gain by the Portfolio on the securities transferred pursuant to the agreement. Upon expiration of the loan, the borrower of the securities will be obligated to return to that Portfolio the same number and kind of securities as those loaned together with any applicable duly executed stock powers and the Portfolios must be permitted to exercise all voting rights, if there are any, with respect to the securities lent. The Portfolios may pay reasonable fees in connection with the loan, including reasonable fees to the Portfolios' custodian for its services.

      Short Sales. The Portfolios may each make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short.

      Stock Index Options. The Portfolios may purchase options to hedge against risks of broad price movements in the equity markets which in some market environments may correlate more closely with movements in the value of lower rated bonds than to changes in interest rates. When a Portfolio sells an option on a stock index, it will have to establish a segregated account with its custodian in which the Portfolio will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will have to maintain the account while the option is open. For some options, no liquid secondary market may exist or the market may cease to exist.


      Zero Coupon, Step Coupon and PIK Bonds. The Portfolios may invest their assets in any combination of zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from the face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Portfolio generally will accrue income on such investments for tax and accounting purposes, which would be distributed to the shareholder (Variable Account) from available cash or liquidated assets. See also "Dividends, Distributions and Taxes." The market prices of zero coupon, step coupon and PIK bonds are more volatile than the market prices of securities that pay interest periodically in cash, and are likely to respond to changes in interest rates to a greater degree than do bonds that have similar maturities and credit quality on which regular cash payments of interest are being made.


      Risks of International Investing. Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities of political or economic developments which could affect the foreign investments of the Portfolio. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Portfolio than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Portfolio.

      Emerging Markets and Related Risks. The International Value Portfolio may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of the Sub-Adviser is generally considered a developing country by the international financial community. Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland,
Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and countries of the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the International Value Portfolio expects to expand and diversify further the countries in which it invests.

      Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio.

      Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

      Emerging securities markets typically have substantially less trading volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Portfolio desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Portfolio to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Portfolio incurring additional costs and delays in the transportation and custody of such securities.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


      The Adviser, and the Sub-Advisers in the case of the Growth + Value Portfolio, International Value Portfolio and Research Enhanced Index Portfolio, place orders for the purchase and sale of securities, supervise their execution and negotiate brokerage commissions on behalf of each Portfolio. For purposes of this section, discussion of the Adviser includes the Sub-Advisers, but only with respect to the Growth + Value Portfolio, International Value Portfolio and Research Enhanced Index Portfolio. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Portfolios are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Portfolio an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker will not be selected to execute trades in the future. The Adviser believes that each Portfolio benefits from a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Portfolios is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Portfolios. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.


      In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Portfolios. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Portfolios and their shareholders.


      Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

      In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

      Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Portfolios. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.


      During  the  fiscal  years  ended  December  31,  1998,   1997  and  1996,
respectively,   each  of  the  Portfolios  listed  below  paid  total  brokerage commission indicated below.


           Brokerage Commissions Paid During Most Recent Fiscal Years


                                                             1998             1997             1996
                                                             ----             ----             ----
Northstar Emerging Growth Portfolio .....................   $53,311          $19,044          $20,592
Northstar Growth + Value Portfolio ......................   $87,380          $80,568          $32,066
Northstar International Value Portfolio .................   $20,741          $15,426              N/A
Northstar Research Enhanced Index Portfolio .............   $    --          $    --          $    --
Northstar High Yield Bond Portfolio .....................   $    --          $    --          $   204

                               PORTFOLIO TURNOVER

      A change in securities held in the portfolio of a Portfolio is known as "Portfolio Turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Portfolio's historical turnover rates are included in the Financial Highlights tables in the prospectus.


                    SERVICES OF THE ADVISER AND ADMINISTRATOR


      Pursuant to an Investment Advisory Agreement with the Portfolios, Northstar Investment Management Corporation acts as the investment adviser to each Portfolio. In this capacity, the Adviser, subject to the authority of the Trustees, and subject to certain responsibilities being delegated to the Sub-Adviser for the Growth + Value Portfolio, the Sub-Adviser for the
International Value Portfolio and the Sub-Adviser for the Research Enhanced Index Portfolio, is responsible for furnishing continuous investment supervision to the Portfolios and is responsible for the management of the Portfolios.

      The Adviser is an indirect, wholly owned subsidiary of ReliaStar Financial Corporation ("ReliaStar"). ReliaStar is a publicly traded holding company whose subsidiaries specialize in the insurance business. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, employee benefit contracts, retirement contracts and life and health reinsurance, and mutual funds and provides related investment management services. The address of the Adviser is 300 First Stamford Place, Stamford, CT 06902. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, MN 55401.

      The Adviser charges each of the Emerging Growth, Growth + Value, Research Enhanced Index and High Yield Portfolios, a fee at the annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets of each of these Portfolios, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets; 0.60% on the next $250,000,000 of such assets, and 0.55% on the remaining aggregate daily net assets of each of these Portfolios, in excess of $1 billion.


      The Adviser charges the International Value Portfolio a fee at the annual rate of 1.00% of aggregate average daily net assets of this Portfolio.

      Northstar Administrators Corporation ("Administrator") serves as administrator for the Portfolios pursuant to an Administrative Services Agreement with the Portfolios. The Administrator is an affiliate of the Adviser. The address of the Administrator is 300 First Stamford Place, Stamford, CT 06902. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolios' business, except for those services performed by the Portfolios' Adviser under the Investment Advisory Agreement, and the custodian and accounting agent for the Portfolios under the Custodian Agreement.


      The Administrator acts as liaison among these service providers to the Portfolios. The Administrator is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

      The Administrator's fee is accrued daily against the value of each Portfolio's net assets and is payable by each Portfolio monthly. The fee is computed daily and payable monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.


      The Investment Advisory Agreement for the Emerging Growth, Growth + Value, Research Enhanced Index and High Yield Portfolios was approved by the Trustees of the Trust on January 26, 1994, and by the sole Shareholder of the Emerging Growth, Growth + Value, Research Enhanced Index, and High Yield Portfolios on April 15, 1994. This Agreement became effective on May 2, 1994 and continued in effect for a period of two years, was renewed by the Trustees for one year on April 25, 1996 and again renewed by the Trustees on April 24, 1997. The Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the Growth + Value, Emerging Growth, Research Enhanced Index and High Yield Portfolios, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Emerging Growth, Growth + Value, Research Enhanced Index, and High Yield Portfolios as defined in the 1940 Act.


      The Investment Advisory Agreement for the International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997, and by the sole
Shareholder of the International Value Portfolio on April 30, 1997. The Investment Advisory Agreement became effective on May 1, 1997 and will continue in effect for a period of two years. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the International Value Portfolio, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the International Value Portfolio as defined in the 1940 Act.


      The Portfolio's Investment Advisory Agreement may be terminated without payment of any penalty by Northstar, the Trustees or the sole Shareholder of the respective Portfolio on not more than 60 days and not less than 30 days prior written notice. Otherwise, a Portfolio's Investment Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees or the vote of a majority of the outstanding voting securities of the respective Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the respective Portfolio who are not parties to the Investment Agreement or "interested persons" (as defined in the 1940 Act) of any such Party. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.

      The Administrative Services Agreement for the Emerging Growth, Growth + Value, Research Enhanced Index and High Yield Portfolios was approved by the Trustees of the Trust on January 26, 1994 and became effective on May 2, 1994. This Agreement continued in effect for a period of two years and was renewed by the Trustees for one year on April 25, 1996, and from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees of the Trust.


      The Administrative Services Agreement for the Northstar International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997. The Administrative Services Agreement for the International Value Portfolio became effective on May 1, 1997 and will continue in effect for a period of two years. Thereafter, it will continue from year to year provided such continuance is approved annually by a majority of the Trustees of the Trust.

      During the fiscal years ended December 31, 1998, 1997 and 1996, the Portfolios(1) paid the Adviser and Administrator the following investment advisory and administrative fees, respectively:


                                                               Advisory Fees                      Administrative Fees
                                                     ---------------------------------     --------------------------------

                                                       1998         1997       1996          1998       1997        1996
                                                     ---------   ----------  ---------     --------   ---------   ---------
Emerging Growth Portfolio(2) .....................    $166,694    $134,697    $75,425       $22,226    $17,960    $10,057
Growth + Value Portfolio(3) ......................    $263,659    $187,902    $57,245       $35,154    $25,053    $ 7,633
International Value Portfolio(4) .................    $ 92,299    $ 18,050         --       $ 9,230    $ 1,805         --
Research Enhanced Index Portfolio(5) .............    $ 94,002    $ 65,503    $37,217       $12,534   $ 8,734     $ 4,962
High Yield Portfolio(6) ..........................    $120,634    $ 73,225    $38,770       $16,085    $ 9,763    $ 5,169


----------
(1)   The International Value Portfolio commenced operations on August 8, 1997.


(2) Does not reflect expense reimbursements, respectively, of $71,511, $56,065 and $60,664.

(3) Does not reflect expense reimbursements, respectively, of $77,366, $72,598 and $68,758.

(4) Does not reflect expense reimbursements during 1998 and 1997, respectively of $77,795 and $32,742.

(5) Does not reflect expense reimbursements, respectively, of $61,380, $49,206 and $43,785. (6) Does not reflect expense reimbursements, respectively, of $69,669, $55,011 and $48,170.


                          SERVICES OF THE SUB-ADVISERS


      Pursuant to a Sub-Advisory Agreement between the Adviser and Navellier Fund Management Inc., ("Navellier"), effective February 1, 1996, Navellier serves as Sub-Adviser to the Growth + Value Portfolio. In this capacity, Navellier, subject to the supervision and control of the Adviser and the Trustees of the Growth + Value Portfolio, will manage the Growth + Value Portfolio's investments, consistently with the Portfolio's investment objective, and will execute any of the Growth + Value Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement will accrue daily and be paid monthly by the Adviser. As compensation for its services, the Adviser will pay the Sub-Adviser at the annual rate of 0.48 of 1% of the average daily net assets of the Growth + Value Portfolio.

      The Sub-Adviser is wholly owned and controlled by its sole stockholder, Louis G. Navellier. The Sub-Adviser's address is 1 East Liberty, Third Floor, Reno, NV 89301. The Sub-Advisory Agreement was approved by the Trustees of the Growth + Value Portfolio on December 1, 1995, and by vote of shareholders of the Growth + Value Portfolio on January 31, 1996. The Sub-Advisory Agreement may be terminated without payment of any penalty by the Adviser, the Sub-Adviser, the Trustees of the Portfolio or the shareholders on not more than 60 nor less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Growth + Value Portfolio, or the vote of a majority of the outstanding voting securities of the Growth + Value Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of Growth + Value Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

      Pursuant to a Sub-Advisory Agreement between Northstar and Brandes Investment Partners, L.P. ("Brandes"), dated July 24, 1997, Brandes acts as Sub-Adviser to the International Value Portfolio. In this capacity, Brandes, subject to the supervision and control of Northstar and the Trustees of the International Value Portfolio, will manage the International Value Portfolio's portfolio investments, consistently with their investment objective, and will execute any of the International Value Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay Brandes at the annual rate of 50% of the management fee that the International Value Portfolio pays Northstar. Brandes' address is 12750 High Bluff Drive, San Diego, California 92130. Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes. The Sub-Advisory Agreement for the International Value Portfolio was approved by the Trustees of the International Value Portfolio on April 24, 1997. The Sub-Advisory Agreement may be terminated without payment of any penalty by Northstar, Brandes, the Trustees of the International Value Portfolio, or the shareholders of the International Value Portfolio on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the International Value Portfolio, or the vote of a majority of the outstanding voting securities of the International Value Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the International Value Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

      Pursuant to a Sub-Advisory Agreement between Northstar and J.P. Morgan Investment Management Inc., ("J.P. Morgan"), dated April 1, 1999, J.P. Morgan acts as Sub-Adviser to the Research Enhanced Index Portfolio. In this capacity, J.P. Morgan, subject to the supervision and control of Northstar and the Trustees of the Trust, on behalf of the Research Enhanced Index Portfolio, will manage the Research Enhanced Index Portfolio's investments, consistently with the Research Enhanced Index Portfolio's investment objective, and will execute any of the Research Enhanced Index Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay J.P. Morgan at the annual rate of 0.20% of the average daily net assets of the Portfolio. J.P. Morgan's address is 522 Fifth Avenue, New York, New York 10036. The Sub-Advisory Agreement for the Research Enhanced Index Portfolio was approved by the Trustees of the Research Enhanced Index Portfolio, on behalf of the Research Enhanced Index Portfolio on January 22, 1999. The Sub-Advisory Agreement may be terminated without payment of any penalty by Northstar, the Trustees of the Trust, on behalf of the Portfolio, or the sole shareholder of the Portfolio on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Research Enhanced Index Portfolio, or the vote of a majority of the outstanding voting securities of the Research Enhanced Index Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Research Enhanced Index Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

      During the fiscal years ended December 31, 1998, 1997 and 1996, the Portfolios paid the Sub-Advisers the following Sub-Advisory fees respectively:

                                                    Sub-Advisory Fees
                                           -----------------------------------
                                             1998          1997         1996
                                           -----------------------------------
Growth + Value Portfolio ................  $160,837       $84,784      $ 3,513
International Value Portfolio(1) ........        --            --          --

----------
(1)   The International Value Portfolio commenced operations on August 8, 1997.


                                 NET ASSET VALUE


      The net asset value ("NAV") per share of each Portfolio will be determined at the close of the general trading session of the New York Stock Exchange (the "Exchange"), on each business day the Exchange is open. The Exchange is scheduled to be closed on New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The NAV per share of each Portfolio is computed by dividing the value of such Portfolio's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Portfolio outstanding. See the Trust's current Prospectus for more information.


                PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS


      For information on purchases and redemptions of shares, see "Purchase of Shares" and "Redemption of Shares" in the Trust's Prospectus. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

      Shares of any Portfolio may be exchanged for shares of any other Portfolios. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAV per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.


      Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the insurance company separate account that invest in the Portfolios.

      The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by the insurance company to such Portfolio will be invested in the fixed account portfolio or any successor to such portfolio.

                           DIVIDENDS AND DISTRIBUTIONS


      Net investment income of the Northstar High Yield and Research Enhanced Index Portfolios is declared as dividends daily and paid quarterly. For the Northstar Emerging Growth, Growth + Value and International Value Portfolios, net investment income will be declared and paid quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Portfolio will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.


                            FEDERAL INCOME TAX STATUS

      Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Accordingly, a Portfolio generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains.


      Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares, are included in the gross income of the shareholder (the Variable Account). Distributions of investment company taxable income are treated as ordinary income for tax purposes in the hands of a separate account. Net capital gains designated as capital gain distributions by a Portfolio will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to the shareholder of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to the Variable Account in the calendar year in which they are declared, rather than the calendar year in which they are received. Tax consequences to the Variable Contract Owners are described in the prospectus for the Variable Account.


      If a Portfolio invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Portfolio's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Portfolio actually receives any distributions from the PFIC, investors in the Portfolio would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Portfolio's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

      Certain requirements relating to the qualification of a Portfolio as a regulated investment company under the Code may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts. In addition, certain Portfolio investments may generate income for tax purposes which must be distributed even though cash representing such income is not received until a later period. To meet its distribution requirements, the Portfolio may in those circumstances be forced to raise cash by other means, including borrowing or disposing of assets at a time when it may not otherwise be advantageous to do so.


      To comply with regulations under Section 817(h) of the Code, each Portfolio generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Portfolio to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. government. If a Portfolio fails to meet the diversification requirements under Code Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue.

      In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by a separate account. If the Variable Contract Owner is considered the owner of the securities underlying a separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. Although it is not known what standards will be incorporated in future regulations or other pronouncements, the Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where the Portfolio underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a Portfolio representing a specific economic risk may also be prescribed. These future rules and regulations proscribing investment control may adversely affect the ability of the Portfolios to operate as described in this Prospectus. There is, however, no certainty as to what standard, if any, the Treasury will ultimately adopt, and there can be no certainty that the future rules and regulations will not be given retroactive application. In the event that unfavorable rules or regulations are adopted, there can be no assurance that these or other Portfolios will be able to operate as currently described in the Prospectus, or that a Portfolio will not have to change its investment objectives, investment policies, or investment restrictions. While a Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Portfolios underlying the Variable Account.


      Reference  is  made  to  the  prospectus  of  the  Variable   Account  for
information regarding the federal income tax treatment of distributions to the Variable Account.

                              TRUSTEES AND OFFICERS


      The Trustees and principal officers of the Portfolios and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and officers of the Portfolios is c/o Northstar Investment Management Corporation, 300 First Stamford Place, Stamford, CT 06902.

      Paul S. Doherty -- Trustee. Age: 64

      President,   Doherty,  Wallace,  Pillsbury  and  Murphy,  P.C.,  Director,
Tambrands, Inc. Since October 1993, Trustee of other Northstar affiliated investment companies.

      Robert B. Goode, Jr. -- Trustee. Age: 68

      Currently retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Since October 1993, Trustee of other Northstar affiliated investment companies.

Alan R. Gosule -- Trustee. Age: 58


      Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Company.

      Mark L. Lipson* -- Trustee and President. Age: 49.


      Director, Chairman and Chief Executive Officer of Northstar Investment Management Corporation and Northstar Holding, Inc. Director and President of Northstar Administrators Corporation and Northstar Funding, Inc. and Director, Chairman and Chief Executive Officer of Northstar Distributors, Inc. Trustee and President of other Northstar affiliated investment companies. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and Director/Trustee and President of the National Affiliated Investment Companies and certain of National's subsidiaries.

      Walter H. May, Jr. -- Trustee. Age: 62

      Currently retired. Former Marketing Director for Piper Jaffray, Inc.

      David W.C. Putnam -- Trustee. Age: 59

      President, Clerk and Director of F.L. Putnam Securities Company Incorporated, F.L. Putnam Investment Management Company, Interstate Power Company. Trust Realty Corp. and Bow Ridge Mining Co; Director of Anchor Investment Management Corp; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

      John R. Smith -- Trustee. Age: 75

      President of New England Fiduciary Company (financial planning) since 1991; Chairman Massachusetts Educational Financing Authority since 1987; Vice Chairman of Massachusetts Health and Education Authority, and from 1970-1991 Financial Vice President of Boston College.


-----------
* Messrs. Turner and Lipson are each deemed to be an "interested person" within the meaning of the Act of 1940.

      John Turner* -- Trustee and Chairman. Age: 59.


      Chairman and Chief Executive Officer of ReliaStar Financial Corporation and ReliaStar Life Insurance Company ("ReliaStar Life") since May 1993, and Chairman of other ReliaStar affiliated insurance companies since 1995. Since October 1993, Director of Northstar and affiliates. Prior to May 1993, President and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life.

      David W. Wallace -- Trustee. Age: 74

      Chairman of Putnam Trust Company, Lone Star Industries and FECO Engineered Systems, Incorporated. He is also President and Trustee of the Robert R. Young Foundation and Governor of New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation. Since October 1993, Trustee of other Northstar affiliated investment companies.

      Stephanie L. Beckner -- Vice President and Secretary. Age: 30

     Vice President, Secretary and Counsel of Northstar, Northstar affiliated companies and Northstar affiliated investment companies.

      Thomas Ole Dial -- Vice President. Age: 42

      Executive Vice President and Chief Investment Officer - Fixed Income of Northstar Investment Management Corporation. From 1989 to August 1993, Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation. From 1988 to 1989, President, Dial Capital Management. Vice President of other Northstar affiliated investment companies.

      Mary Lisanti -- Vice President. Age: 42

      Executive Vice President and Chief Investment Officer - Equities of Northstar Investment Management Corporation. From September 1996 to May 1998, Portfolio Manager with Strong Capital Management. From March 1993 to August 1996, Managing Director and Portfolio Manager with Bankers Trust Corporation.

      Agnes Mullady -- Vice President and Treasurer. Age: 40

      Senior Vice President and Chief Financial Officer of Northstar Investment Management Corporation, President and Treasurer of Northstar Administrators Corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993 Treasurer and Vice President of National Securities & Research Corporation. Vice President and Treasurer of other Northstar affiliated investment companies.

      Northstar Investment Management Corporation and Northstar Administrators Corporation make their personnel available to serve as Officers and "Interested Trustees" of the Portfolios. All Officers and Interested Trustees of the Portfolios are compensated by Northstar Investment Management Corporation or Northstar Administrators Corporation. Trustees who are not "interested persons" of the adviser are paid an annual retainer fee of $750, meeting fees of $250 and committee fees of $250. The Trust also reimburses the Trustees for expenses incurred by them in connection with such meetings. Such fees are allocated evenly among the Portfolios. The Portfolios currently have an Audit Committee, Valuation Committee and a Nominating Committee consisting of all of the Independent Trustees. On March 31, 1998, no Officer or Trustee of the Portfolios, owned beneficially or of record or had an interest in shares of any Portfolio.


                               Compensation Table
                         Period Ended December 31, 1998


                                                      Pension Benefits    Estimated Annual     Total Compensation
                                    Compensation     Accrued as Part of     Benefits Upon     from All Funds (18) in
                                    from Funds(a)      Fund Expenses          Retirement       Northstar Complex(b)
                                    -------------      -------------          ----------       --------------------

Paul S. Doherty ................       18,344               N/A                 N/A                   20,000
Robert B. Goode, Jr. ...........      17,000                N/A                 N/A                   18,500
Alan L. Gosule .................      18,344                N/A                 N/A                   20,000
Mark L. Lipson .................           0                N/A                 N/A                        0
Walter H. May ..................      18,344                N/A                 N/A                   20,000
David W.C. Putnam ..............      18,000                N/A                 N/A                   19,500
John R. Smith ..................      18,344                N/A                 N/A                   20,000
John G. Turner .................           0                N/A                 N/A                        0
David W. Wallace ...............      18,344                N/A                 N/A                   20,000


----------

(a)See table on page 18 for Fund-specific compensation. The Northstar Research Enhanced Index Fund commenced operations on December 30, 1998, the Northstar Mid-Cap Growth Fund commenced operations on August 20, 1998 and the Northstar Emerging Markets Value Fund commenced operations on January 1, 1998
(b)Compensation paid by the Northstar Trust Funds, the Northstar Galaxy Trust Funds, Northstar Equity Trust Fund and the remaining five funds, Northstar Special Growth, Government, High Yield and Balance Sheet Opportunities Funds.

                               Individual Fund(1)
                         Fiscal Year Compensation Tables


                                          Mid-Cap               Growth   International Emerging
                               Special   Growth(a)  Growth      + Value      Value     Market(b)
                               -------   ---------  ------      -------      -----     ---------
Paul S. Doherty .............  2,369        308      1,369       1,369       1,369       974
Robert B. Goode, Jr. ........  2,338        308      1,338       1,338       1,338       974
Alan L. Gosule ..............  2,369        308      1,369       1,369       1,369       974
Mark L. Lipson ..............      0          0          0           0           0         0
Walter H. May ...............  2,369        308      1,369       1,369       1,369       974
David W.C. Putnam ...........  2,338        308      1,338       1,338       1,338       974
John R. Smith ...............  2,369        308      1,369       1,369       1,369       974
John G. Turner ..............      0          0          0           0           0         0
David W. Wallace ............  2,369        308      1,369       1,369       1,369       974

                                                                    High       High       Balance
                                 Income      Government    High     Total      Total       Sheet
                               and Growth    Securities    Yield  Return II   Return   Opportunities
                               ----------    ----------    -----  ---------   ------   -------------
Paul S. Doherty .............     1,369         1,369      1,369    1,369     1,369       1,369
Robert B. Goode, Jr. ........     1,338         1,338      1,338    1,338     1,338       1,338
Alan L. Gosule ..............     1,369         1,369      1,369    1,369     1,369       1,369
Mark L. Lipson ..............         0             0          0        0         0           0
Walter H. May ...............     1,369         1,369      1,369    1,369     1,369       1,369
David W.C. Putnam ...........     1,338         1,338      1,338    1,338     1,338       1,338
John R. Smith ...............     1,369         1,369      1,369    1,369     1,369       1,369
John G. Turner ..............         0             0          0        0         0           0
David W. Wallace ............     1,369         1,369      1,369    1,369     1,369       1,369


----------

(a)   The Northstar Mid-Cap Growth Fund commenced operations on August 20, 1998.

(b) The Northstar Emerging Markets Value Fund commenced operations on January 1, 1998.

(c) The Northstar Research Enhanced Index Fund commenced operations on December 30, 1998.


                                OTHER INFORMATION


      Independent Accountants. PricewaterhouseCoopers LLP has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP will audit the Trust's annual financial statements and issue an opinion thereon.

      Custodian/Accounting Services Agent. State Street Bank and Trust Company acts as custodian of the Portfolios' assets and performs fund accounting services.

      Reports to Shareholders. The fiscal year of the Trust ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

      Shareholder and Trustee Responsibility. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.


      Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by the 1940 Act and the rules and regulations thereunder.

      Financial Statements. The Northstar Galaxy Trust's audited financial statements dated December 31, 1998 and the report of the independent accountants, PricewaterhouseCoopers LLP with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Galaxy Trust for the year ended December 31, 1998.

      Registration Statement. A registration statement has been filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

      Year 2000 Compliance. The services provided to the Portfolios by the Adviser, the Sub-Advisers, the Administrator and the Portfolios' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Adviser, the Sub-Advisers, the Administrator and the Portfolios' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. Although there can be no assurances, the Portfolios believe these steps will be sufficient to avoid any material adverse impact on the Portfolios. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Adviser, Sub-Advisers, Administrator and the Portfolios' other service providers at this time but could have a material adverse impact on the operations of the Portfolios and the Adviser, Sub-Adviser, Administrator and the Portfolios' other service providers. Further, there can be no assurances, that the systems of the companies in which the Portfolios invest will be timely converted or that the value of such investments will not be adversely affected by the Year 2000 Issue.


                             PERFORMANCE INFORMATION


      Each Portfolio may, from time to time, include its total return and the Northstar High Yield Bond Portfolio may include its yield in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Portfolios offer their shares.

      A. Total Return. Standardized quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in the Portfolio over periods of 1, 5 and 10 years (or up to the life of the Portfolio), calculated pursuant to the following formula: P(1 + T) to the power of n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of Portfolio expenses (on an annual basis), and assume that all dividends and distributions on shares are reinvested when paid.

      The total return for each Portfolio, so calculated, for the period since inception of each Portfolio (May 6, 1994 for all Portfolios other than the International Value Portfolio, inception being August 8, 1997) and for the one year period ended December 31, 1998 is set forth below:

                                                                      Since
                                                    One Year         Inception
                                                    ---------        --------
Emerging Growth Portfolio .....................      17.30%           14.89%
Growth + Value Portfolio ......................      19.32%           18.12%
International Value Portfolio .................      16.93%           12.85%
Research Enhanced Index Portfolio .............       1.02%            7.60%
High Yield Portfolio ..........................      (0.12)%           8.77%


      Performance information for the Portfolios may be compared in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio; (iv) well known monitoring sources of certificates of deposit performance rates such as Salomon Brothers, Federal Reserve Bulletin, American Bankers, Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

      The Portfolio also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.


      B. Yield. Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                           Yield = 2[((a-b)/(cd) + 1)^6 - 1]

      Where:

      a = dividends   a nd  interest  earned  during the period,  including  the amortization of market premium or accretion of market discount

      b = expenses accrued for the period (net of reimbursements)

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends

      d = the maximum offering price per share on the last day of the period


      To calculate interest earned (for the purpose of "a" above) on debt obligations, each Portfolio computes the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield-to-maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Portfolio's portfolio.


      Solely for the purpose of computing yield, the Portfolios recognize dividend income by accruing 1/360 of the stated dividend rate of a security in the portfolio.


      Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

      The yield for each of the Northstar High Yield Bond Portfolio, calculated, for the one month period ended December 31, 1998 was 9.44%.

      Quotations of yield or total return for the Portfolios will not take into account charges and deductions against the Variable Account to which the Portfolios' shares are sold or charges and deductions against the Variable Contracts issued by ReliaStar Life Insurance Company or its affiliates. The Portfolios' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period in which the calculations are based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    APPENDIX


Description  of Moody's  Investors  Service,  Inc.  ("MOODY'S")  Corporate  Bond
Ratings


      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



Description of Standard & Poor's Corporation's ("S&P") Corporate Debt Ratings


      AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB -- Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


      BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures and adverse conditions.

      CI -- The rating CI is reserved for income bonds on which no interest is being paid.

      D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


      Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Articles of Incorporation. (1), (2) and (3)
(b) By-laws. (1)
(c) N/A
(d) Investment Advisory Contracts. (1), (2) and (3)
(e) N/A
(f) N/A
(g) Custodian Agreements. (1) and (4)
(h) Other Material Contracts. (1) and (3)
(i) Legal Opinion. (4)
(j) Consent of Independent Public Accountants.
(k) N/A
(l) N/A
(m) N/A
(n) Financial Data Schedules.
(o) N/A

-----------------------------

NOTES TO EXHIBIT LISTING

(1) Previously filed as an Exhibit to the Registrant's Post-Effective Amendment No. 4 and incorporated herein by reference.

(2) Previously filed as an Exhibit to Registrant's Post-Effective Amendment No. 6 and incorporated herein by reference.

(3) Previously filed as an Exhibit to Registrant's Post-Effective Amendment No. 8 and incorporated herein by reference.

(4) Previously filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 and incorporated herein by reference.

ITEM  24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company") and Northern Life Insurance Company, and ReliaStar Bankers Security Life Insurance Co., which are affiliated through a common parent company, ReliaStar Financial Corp., on behalf of their respective separate accounts, together own a majority of the outstanding shares of the Trust. These insurance companies will vote shares of the Trust in accordance with instructions of contract owners having interests in these separate accounts.

ITEM 25.  INDEMNIFICATION


Section 4.3 of Registrant's Declaration of Trust provides the following:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:


     (i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or Officer and against amounts paid or incurred by him in the settlement thereof; and


     (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


(b)  No indemnification shall be provided hereunder to a Trustee or Officer:


     (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and


     (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or Officer, unless there has been a determination that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:


(A)  by the court or other body approving the settlement or other disposition;
     or

(B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or Officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.


(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



See "Management of the Funds" in the Prospectus and Services of the Adviser and Administrator" Services of the Subadvisers, and "Trustees and Officers" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.


Set forth is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1994.


                 Position with          Other Substantial
                   Investment           Business, Profession
Name                Adviser             Vocation or Employment
- ----------------------------------------------------------------------------
John Turner         Director            Chairman and CEO, ReliaStar Financial
                                        Corp; Director of Northstar Affiliates;
                                        Trustee and Chairman, Northstar
                                        Affiliated Investment Companies.

John Flittie        Director            President, ReliaStar Financial Corp.
                                        Director, Northstar Affiliates.

Mark L. Lipson      Chairman/CEO        Director and Officer of Northstar
                    Director            Distributors, Inc., Northstar Administrators
                                        Corp. and Northstar, Inc. Trustee
                                        and President, Northstar Affiliated
                                        Investment Companies.


Robert J. Adler     Executive Vice      President, Northstar Distributors, Inc.
                    President - Sales
                    & Marketing


Jeffrey Aurigemma   Vice President -    Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager.


Stephanie L. Beckner Vice President,    Vice President & Secretary of
                     Secretary and      Northstar Affiliates and the Northstar
                     Counsel            Affiliated Investment Companies.

Jeffrey Bernstein    Vice President -   Vice President, Northstar
                     Investments        Affiliated Investment Companies
                                        and Portfolio Manager, Former
                                        Portfolio Manager with Strong Capital
                                        Management, Former Portfolio Manager
                                        with Berkeley Capital, Former Assistant
                                        Portfolio Manager with Bankers Trust
                                        Corporation.


Thomas Ole Dial     Executive Vice      Vice President, Northstar Affiliated
                    President - Chief   Investment Companies, and Principal, TD
                    Investment Officer, Associates Inc.
                    Fixed Income




Mary Lisanti        Executive           Vice President, Northstar Affiliated
                    Vice President -    Investment Companies, Former
                    Chief Investment    Portfolio Manager with Strong Capital
                    Officer Equities    Management, Former Managing Director and
                                        Portfolio Manager with Bankers Trust Corporation



Agnes Mullady       Sr. Vice President  Vice President & Treasurer of Northstar
                    and CFO             Affiliates and the Northstar Affiliated
                                        Investment Companies.



Stephen Vondrak     Vice President      Vice President - Northstar Distributors, Inc.
                    Sales/Marketing     Former Regional Marketing
                                        Manager with Roger Engemann
                                        and Associates from 1991-1994.

Mark Sfarra         Vice President -    Vice President - Northstar Distributors, Inc.
                    Marketing


ITEM 27. PRINCIPAL UNDERWRITER


There is no principal underwriter for Registrant.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


State Street Bank and Trust Co., located at 225 Franklin Street, Boston, MA 02110-2804 maintains such records as Custodian, Transfer Agent and Fund Accounting Agent, for the Trust and each Series:

     (1)  Receipts and delivery of securities including certificate numbers;
     (2)  Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned.
     (4)  Shareholder Records


All other records required by item 30(a) are maintained at the office of the Administrator, 300 First Stamford Place, Stamford, CT 06902 and the offices of the Subadvisers.

The addresses of the Subadvisers are as follows: Brandes Investment Partners, L.P., 12750 High Bluff Drive, San Diego, CA 92130, J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036 and Navellier and Associates, Inc., 1 East Liberty, 3rd Floor, Reno, NV 89501.

ITEM 29.  Management Services


Not Applicable


ITEM 30.  Undertakings


(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Stamford and the State of Connecticut on the 25th day of February, 1999.

                                   REGISTRANT

                              By: /s/ MARK L. LIPSON
                                  --------------------------------------
                                   Mark L. Lipson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURES                    TITLE                    DATE

     JOHN G. TURNER           Chairman and              February 25, 1999
------------------------      Trustee
     John G. Turner*

     MARK L. LIPSON           President  and            February 25, 1999
------------------------      Trustee
     Mark L. Lipson*

     JOHN R. SMITH            Trustee                   February 25, 1999
------------------------
     John R. Smith*

     PAUL S. DOHERTY          Trustee                   February 25, 1999
------------------------
     Paul S. Doherty*

     DAVID W. WALLACE         Trustee                   February 25, 1999
------------------------
     David W. Wallace*

     ROBERT B. GOODE, JR.     Trustee                   February 25, 1999
------------------------
     Robert B. Goode, Jr.*

     WALTER MAY               Trustee                   February 25, 1999
------------------------
     Walter May*

     ALAN L. GOSULE           Trustee                   February 25, 1999
------------------------
     Alan L. Gosule*

     DAVID W.C. PUTNAM        Trustee                   February 25, 1999
------------------------
     David W.C. Putnam*

     AGNES MULLADY            Principal Financial       February 25, 1999
------------------------      and Accounting
     Agnes Mullady             Officer

  By:  /s/ AGNES MULLADY*
------------------------
       Agnes Mullady
       Attorney-in-fact


*Executed pursuant to powers of attorney filed with PEA No. 4.

                                INDEX TO EXHIBITS


     Exhibit Letter Under
     Part C of Form N-1A      Name of Exhibit                 Page Number Herein
     -------------------      ---------------                 ------------------

        (j) Consent of Independent Public Accountants

        (n) Financial Data Schedule